Fidelity®

Blue Chip Growth

Fund

Semiannual Report

January 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	-8.37%	-4.62%	122.34%	503.17%
S&P 500®	-3.98%	-0.90%	132.30%	396.06%
Russell 1000® Growth	-16.97%	-12.98%	138.14%	402.66%
Growth Funds Average	-6.54%	-1.24%	121.46%	355.09%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the performance of the Russell 1000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,708 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	-4.62%	17.33%	19.69%
S&P 500	-0.90%	18.36%	17.37%
Russell 1000 Growth	-12.98%	18.95%	17.53%
Growth Funds Average	-1.24%	16.80%	15.96%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $60,317 - a 503.17% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,606 - a 396.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of January 31, 2001, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.42%, -2.49%, 116.27% and 335.40%, respectively. The one year, five year and 10 year average annual total returns were -2.49%, 16.49%, and 15.60%, respectively. The six month, one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -6.35%, -2.77%, 119.64%, and 343.74%, respectively. The one year, five year and 10 year average annual total returns were -2.77%, 16.78%, and 15.84%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an attempt to ignite a slowing economy, the Federal Reserve Board made an uncharacteristic move on January 3, 2001, by cutting key interest rates one-half percentage point. The cut marked the first time since October 1998 that the Fed resorted to such decisive action between regularly scheduled policy meetings. Later that month at its scheduled meeting, the Fed reduced rates another one-half percentage point, citing an erosion in business and consumer confidence and damage to the economy from rising energy costs. The Fed's decision to shift its policy stance from a tightening bias earlier in the period to one of easing was well-received by the equity markets. The NASDAQ Composite Index, for example, rose a record 14.2% on January 3 alone. However, while most of the major equity indexes rose briskly in January, in some cases those gains weren't enough to offset weaker returns generated in the first five months of the six-month period that ended January 31, 2001. Specifically, the tech-heavy NASDAQ fell 26.32% and the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, declined 3.98% during the period. Meanwhile, the Russell 2000® Index, a benchmark of smaller companies, rose 2.31% and the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a return of 4.29%.

(Portfolio Manager photograph)
An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund

Q. How did the fund perform, John?

A. For the six-month period that ended January 31, 2001, the fund fell 8.37%, compared to -3.98% for the Standard & Poor's 500 Index, -16.97% for the Russell 1000 Growth Index and -6.54% for the growth funds average tracked by Lipper Inc. For the 12 months that ended January 31, 2001, the fund returned -4.62%, while the S&P 500 returned -0.90%, the Russell index was down 12.98% and the Lipper average lost 1.24%.

Q. What factors hampered fund performance during the past six months?

A. The fund attempts to beat the S&P 500 by pursuing a growth-oriented investment style. The S&P includes both growth and value stocks, while I typically invest in growth stocks of well-known and established companies. Generally, I buy the type of stocks found in the Russell 1000 Growth Index - a benchmark encompassing only large U.S. growth stocks - which fell sharply during this time frame. This style has served us well in recent years, but the broad weakness among technology and telecommunications stocks in the past six months was a drag on fund performance. We were conservatively positioned in the technology sector compared with the Russell index, enabling us to post strong gains relative to this benchmark. Compared to the S&P, however, the fund overweighted technology, and this hurt our relative performance. Given the fund's focus on large-capitalization growth stocks, our performance during the period is understandable. Compared with our Lipper peer group, which includes small-, mid- and large-cap stocks, the stocks we own tend to be somewhat larger. On balance, this hurt relative performance.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What was the investment backdrop during the period, and how did it affect the performance of large-cap growth stocks in general?

A. In retrospect, technology stocks had reached unsustainably high valuations during the period from 1996 through March 2000, which had been achieved through the promise of rapid sales growth today and rapid profit growth sometime in the future. These valuations were predicated, in large part, on the ability of unprofitable companies to raise money in the public debt and equity markets. As long as new economy companies could raise money, it delayed the need for them to make money on their own. This funding, in turn, allowed them to buy software, services and equipment from other larger technology companies. This boosted the growth rates and, thus, the valuations of these other companies, which included names such as Cisco, EMC, Sun Microsystems, Nortel Networks and Oracle. During the past six months, it became clear that end-demand for new economy products and services was slowing. This had two big effects. First, the valuations of these stocks came down, reflecting the slower growth rates, and second, the funding windows - namely IPOs, secondary offerings and junk bond markets - closed dramatically. Without funding, spending slowed even more, which further depressed the market.

Q. Which stocks contributed the most to the fund's return? Which detracted?

A. During the past six months, companies less sensitive to the economy with stable earnings growth helped the most. Pharmaceutical and consumer product stocks generally did well, including Bristol-Myers Squibb, Schering-Plough, Philip Morris and Anheuser-Busch. Non-credit financial services companies, such as Freddie Mac and Fannie Mae, were able to post significant gains even as economic growth expectations slipped. On the downside, the biggest detractors included technology stocks, particularly Cisco, Intel and Sun Microsystems. As I alluded to earlier, earnings growth rates for these companies slipped, causing valuations to contract.

Q. John, what's your outlook?

A. While we do have some exposure to the new economy, it's mainly in larger companies with strong business models and a clear path to profitability. During the past six months, I made only modest changes in portfolio positioning. The most significant were selective buying within the tech sector - namely Dell, Redback and Intel - as stock declines made valuations more reasonable, and the reduction of our holdings in selected retailers - including Target, Home Depot and Wal-Mart - as earnings growth rates came into question. Our modest additions to technology helped performance in January when technology stocks outpaced the market. Looking forward, given initial interest-rate cuts by the Federal Reserve Board and much more reasonable valuations on some of the market's more volatile stocks, the question is when will the market start to discount a recovery. The answer to this question rests ultimately on the severity of the economic slowdown and the consequent magnitude of future earnings cuts.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital over the long term by investing primarily in a diversified portfolio of common stocks of well-known and established companies

Fund number: 312

Trading symbol: FBGRX

Start date: December 31, 1987

Size: as of January 31, 2001, more than $27.4 billion

Manager: John McDowell, since 1996; leader, Fidelity Growth Funds Group; manager, Fidelity Large-Cap Stock Fund, 1995-1996; joined Fidelity in 1985

3

John McDowell on the importance of maintaining an earnings growth discipline in today's market:

"Earnings are simply the excess dollars companies generate for their shareholders after selling their products or services and paying off all of their expenses. Over both shorter and longer time periods, companies that produce the fastest growth in earnings also tend to provide the best stock price performance.

"My investment process is focused on trying to anticipate and identify the fastest earnings growers. Sometimes, predicting earnings growth rates is very difficult, particularly with unseasoned, fast-growing companies. Oftentimes, the market will reward these fast-growing companies as they produce strong results. Unfortunately, these companies can often produce erratic results, perhaps growing rapidly for several quarters then suddenly showing slower growth. It is my job as a fund manager to try to anticipate any such growth slowdown.

"As a matter of practice, I tend not to buy large positions in stocks I believe have inherently volatile earnings growth, and I tend to avoid stocks I believe have excessive valuations. With an eye toward faster earnings growth, I am constantly making small changes to the fund in an effort to position it for the future."

Semiannual Report

Investment Changes

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.7	4.7
Pfizer, Inc.	3.5	2.9
Microsoft Corp.	3.2	2.7
Cisco Systems, Inc.	3.1	4.8
Intel Corp.	2.9	4.4
EMC Corp.	2.5	2.0
AOL Time Warner, Inc.	2.3	2.1
Philip Morris Companies, Inc.	1.9	1.1
International Business Machines Corp.	1.9	1.5
Bristol-Myers Squibb Co.	1.9	1.3
	27.9
Top Five Market Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	36.6	41.1
Health	15.5	12.4
Finance	11.4	8.8
Nondurables	7.3	5.7
Industrial Machinery & Equipment	6.8	6.0
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks 97.3%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	2.9%	** Foreign investments	4.0%

Semiannual Report

Investments January 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.1%
Boeing Co.	370,400	$ 21,668
Ship Building & Repair - 0.2%
General Dynamics Corp.	974,100	69,142
TOTAL AEROSPACE & DEFENSE		90,810
BASIC INDUSTRIES - 0.9%
Chemicals & Plastics - 0.3%
Pharmacia Corp.	1,354,300	75,868
Praxair, Inc.	347,500	15,405
		91,273
Paper & Forest Products - 0.6%
Kimberly-Clark Corp.	2,496,200	161,629
TOTAL BASIC INDUSTRIES		252,902
CONSTRUCTION & REAL ESTATE - 0.1%
Building Materials - 0.1%
Masco Corp.	1,303,500	31,284
DURABLES - 1.5%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	1,835,500	118,353
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	636,300	70,407
Consumer Electronics - 0.7%
General Motors Corp. Class H	2,818,500	78,862
Sony Corp.	510,000	37,511
Sony Corp. sponsored ADR	1,163,800	85,597
		201,970
Home Furnishings - 0.1%
Leggett & Platt, Inc.	1,494,300	31,380
TOTAL DURABLES		422,110
ENERGY - 4.0%
Energy Services - 1.7%
Baker Hughes, Inc.	2,978,900	123,178
Nabors Industries, Inc. (a)	1,066,200	62,916
Noble Drilling Corp. (a)	1,117,500	50,422
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Services - continued
Schlumberger Ltd. (NY Shares)	2,322,900	$ 178,399
Transocean Sedco Forex, Inc.	1,030,400	46,832
		461,747
Oil & Gas - 2.3%
Apache Corp.	648,400	37,348
Chevron Corp.	1,625,000	135,330
Devon Energy Corp.	1,026,900	56,274
Exxon Mobil Corp.	3,185,200	268,035
TotalFinaElf SA Class B	783,000	115,101
USX - Marathon Group	1,204,500	32,955
		645,043
TOTAL ENERGY		1,106,790
FINANCE - 11.4%
Banks - 1.2%
Bank of New York Co., Inc.	777,300	42,542
Bank One Corp.	3,214,900	126,024
Mellon Financial Corp.	825,600	38,473
Northern Trust Corp.	645,600	49,711
State Street Corp.	300,100	33,890
U.S. Bancorp	1,477,400	43,657
		334,297
Credit & Other Finance - 2.2%
American Express Co.	3,011,729	141,852
Citigroup, Inc.	8,148,554	456,075
		597,927
Federal Sponsored Credit - 2.5%
Fannie Mae	4,592,700	340,686
Freddie Mac	5,790,500	353,221
		693,907
Insurance - 4.1%
AFLAC, Inc.	2,305,500	135,978
Allstate Corp.	1,634,100	63,534
AMBAC Financial Group, Inc.	2,843,690	158,422
American International Group, Inc.	4,795,255	407,693
CIGNA Corp.	1,028,400	114,307
MBIA, Inc.	836,400	59,953
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
The Chubb Corp.	770,900	$ 55,505
The St. Paul Companies, Inc.	1,476,480	70,901
UnumProvident Corp.	1,516,500	44,312
		1,110,605
Securities Industry - 1.4%
Charles Schwab Corp.	2,171,100	57,339
Merrill Lynch & Co., Inc.	1,586,000	114,985
Morgan Stanley Dean Witter & Co.	2,047,600	173,534
Nomura Securities Co. Ltd.	1,550,000	28,768
		374,626
TOTAL FINANCE		3,111,362
HEALTH - 15.5%
Drugs & Pharmaceuticals - 11.6%
Allergan, Inc.	876,300	71,638
ALZA Corp. (a)	913,500	37,819
American Home Products Corp.	1,144,600	67,646
Amgen, Inc. (a)	3,046,700	214,221
Bristol-Myers Squibb Co.	8,303,400	513,897
Eli Lilly & Co.	3,809,600	300,196
Genentech, Inc. (a)	173,800	10,298
Human Genome Sciences, Inc. (a)	652,300	39,790
Immunex Corp. (a)	2,410,100	73,809
Merck & Co., Inc.	4,947,400	406,577
Millennium Pharmaceuticals, Inc. (a)	672,400	33,704
Mylan Laboratories, Inc.	898,300	20,975
Pfizer, Inc.	21,209,700	957,618
Protein Design Labs, Inc. (a)	801,900	59,290
Schering-Plough Corp.	6,130,300	308,967
Vertex Pharmaceuticals, Inc. (a)	162,300	10,925
Watson Pharmaceuticals, Inc. (a)	1,130,900	58,875
		3,186,245
Medical Equipment & Supplies - 3.0%
Abbott Laboratories	3,733,700	167,494
Cardinal Health, Inc.	1,623,250	154,696
Johnson & Johnson	1,619,500	150,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
McKesson HBOC, Inc.	2,384,600	$ 77,905
Medtronic, Inc.	4,873,000	263,142
		814,061
Medical Facilities Management - 0.9%
HCA - The Healthcare Co.	3,573,900	133,700
Tenet Healthcare Corp.	2,743,500	119,671
		253,371
TOTAL HEALTH		4,253,677
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
Electrical Equipment - 4.9%
General Electric Co.	28,062,700	1,290,878
Scientific-Atlanta, Inc.	906,100	54,366
		1,345,244
Industrial Machinery & Equipment - 1.9%
Illinois Tool Works, Inc.	1,748,900	114,553
Ingersoll-Rand Co.	2,040,750	90,426
Parker-Hannifin Corp.	2,138,000	93,644
Tyco International Ltd.	3,617,700	222,850
		521,473
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,866,717
MEDIA & LEISURE - 3.9%
Broadcasting - 1.8%
AT&T Corp. - Liberty Media Group Class A	4,412,200	74,566
Clear Channel Communications, Inc. (a)	2,322,600	151,457
Comcast Corp. Class A (special) (a)	3,267,200	139,877
Cox Communications, Inc. Class A (a)	2,284,900	106,156
EchoStar Communications Corp. Class A (a)	1,034,800	31,949
		504,005
Entertainment - 1.4%
Viacom, Inc. Class B (non-vtg.) (a)	4,778,496	263,773
Walt Disney Co.	3,633,400	110,637
		374,410
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Publishing - 0.6%
McGraw-Hill Companies, Inc.	1,787,500	$ 114,132
The New York Times Co. Class A	1,404,400	61,218
		175,350
Restaurants - 0.1%
McDonald's Corp.	853,800	25,059
TOTAL MEDIA & LEISURE		1,078,824
NONDURABLES - 7.3%
Beverages - 1.7%
Anheuser-Busch Companies, Inc.	1,205,100	52,253
The Coca-Cola Co.	6,799,400	394,365
		446,618
Foods - 1.0%
PepsiCo, Inc.	3,538,990	155,963
Quaker Oats Co.	901,440	85,637
Wm. Wrigley Jr. Co.	434,500	37,975
		279,575
Household Products - 2.7%
Avon Products, Inc.	2,212,500	93,589
Colgate-Palmolive Co.	2,019,700	121,344
Estee Lauder Companies, Inc. Class A	2,118,400	80,711
Gillette Co.	5,791,200	183,118
Procter & Gamble Co.	3,582,700	257,381
		736,143
Tobacco - 1.9%
Philip Morris Companies, Inc.	11,944,000	525,536
TOTAL NONDURABLES		1,987,872
RETAIL & WHOLESALE - 4.7%
Apparel Stores - 0.2%
Gap, Inc.	1,690,700	55,117
Drug Stores - 0.6%
CVS Corp.	260,300	15,410
Walgreen Co.	3,747,300	153,414
		168,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
General Merchandise Stores - 2.2%
Costco Wholesale Corp. (a)	1,481,110	$ 68,501
Kohls Corp. (a)	903,400	64,141
Wal-Mart Stores, Inc.	8,041,255	456,743
		589,385
Retail & Wholesale, Miscellaneous - 1.7%
Best Buy Co., Inc. (a)	2,069,900	103,081
Home Depot, Inc.	6,655,300	320,785
Staples, Inc. (a)	2,388,900	39,566
		463,432
TOTAL RETAIL & WHOLESALE		1,276,758
SERVICES - 1.3%
Advertising - 0.9%
Omnicom Group, Inc.	2,609,600	238,256
Educational Services - 0.1%
Apollo Group, Inc. Class A (a)	391,100	21,388
Services - 0.3%
Cintas Corp.	521,300	24,338
Ecolab, Inc.	1,480,400	61,511
		85,849
TOTAL SERVICES		345,493
TECHNOLOGY - 36.6%
Communications Equipment - 5.5%
CIENA Corp. (a)	1,918,000	172,740
Cisco Systems, Inc. (a)	22,840,800	855,102
Comverse Technology, Inc. (a)	1,318,400	149,391
Corning, Inc.	2,090,700	118,564
Lucent Technologies, Inc.	1,917,514	35,666
Nokia AB sponsored ADR	2,505,500	86,064
Nortel Networks Corp.	1,973,200	75,435
		1,492,962
Computer Services & Software - 12.0%
Adobe Systems, Inc.	1,489,868	65,089
AOL Time Warner, Inc. (a)	11,815,232	621,009
Automatic Data Processing, Inc.	2,151,880	128,812
BEA Systems, Inc. (a)	1,586,900	104,636
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
BMC Software, Inc. (a)	1,209,200	$ 35,142
Cadence Design Systems, Inc. (a)	1,799,820	53,077
Computer Associates International, Inc.	3,305,300	119,024
Computer Sciences Corp. (a)	1,770,400	114,368
DST Systems, Inc. (a)	486,900	28,971
Electronic Data Systems Corp.	1,383,900	77,014
Exodus Communications, Inc. (a)	2,400,600	63,916
i2 Technologies, Inc. (a)	651,700	32,992
Microsoft Corp. (a)	14,474,200	883,831
Openwave Systems, Inc. (a)	1,413,542	97,888
Oracle Corp. (a)	14,459,900	421,145
PeopleSoft, Inc. (a)	2,803,400	114,939
Rational Software Corp. (a)	379,100	19,690
Redback Networks, Inc. (a)	1,102,800	52,797
Siebel Systems, Inc. (a)	521,396	34,575
VeriSign, Inc. (a)	815,900	59,969
VERITAS Software Corp. (a)	1,520,765	144,283
Yahoo!, Inc. (a)	434,100	16,197
		3,289,364
Computers & Office Equipment - 8.7%
Brocade Communications Systems, Inc. (a)	1,248,900	112,791
Compaq Computer Corp.	1,423,900	33,761
Dell Computer Corp. (a)	10,651,900	278,281
EMC Corp.	8,904,200	676,630
Gateway, Inc. (a)	1,197,500	25,435
Hewlett-Packard Co.	1,481,400	54,427
International Business Machines Corp.	4,664,400	522,413
Juniper Networks, Inc. (a)	610,300	64,654
Lexmark International, Inc. Class A (a)	1,957,580	112,561
Network Appliance, Inc. (a)	1,249,084	66,982
Ricoh Co. Ltd.	1,809,000	33,419
Sun Microsystems, Inc. (a)	11,608,900	354,797
Symbol Technologies, Inc.	1,280,500	60,568
		2,396,719
Electronic Instruments - 1.8%
Agilent Technologies, Inc. (a)	1,253,874	68,399
Applied Materials, Inc. (a)	3,097,300	155,833
KLA-Tencor Corp. (a)	2,624,300	120,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
Novellus Systems, Inc. (a)	1,614,000	$ 78,077
Teradyne, Inc. (a)	1,292,600	56,642
		479,341
Electronics - 8.6%
Altera Corp. (a)	2,251,300	68,102
Analog Devices, Inc. (a)	1,299,500	81,349
Applied Micro Circuits Corp. (a)	999,300	73,449
Broadcom Corp. Class A (a)	730,500	80,309
Flextronics International Ltd. (a)	2,483,500	94,683
Integrated Device Technology, Inc. (a)	992,800	48,570
Intel Corp.	21,933,940	811,556
International Rectifier Corp. (a)	1,382,500	74,600
JDS Uniphase Corp. (a)	1,029,700	56,440
Linear Technology Corp.	2,556,560	160,105
LSI Logic Corp. (a)	1,519,300	37,663
Micron Technology, Inc. (a)	2,255,900	103,253
Motorola, Inc.	1,463,300	33,378
PMC-Sierra, Inc. (a)	575,200	43,464
Sanmina Corp. (a)	2,665,000	129,586
SDL, Inc. (a)	217,900	43,961
Texas Instruments, Inc.	7,416,600	324,847
Vitesse Semiconductor Corp. (a)	364,000	25,867
Xilinx, Inc. (a)	1,383,600	74,714
		2,365,896
TOTAL TECHNOLOGY		10,024,282
TRANSPORTATION - 0.3%
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	1,129,800	34,583
Union Pacific Corp.	695,200	36,832
		71,415
UTILITIES - 2.7%
Cellular - 1.4%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,660,400	52,900
Nextel Communications, Inc. Class A (a)	1,293,000	44,366
QUALCOMM, Inc. (a)	2,245,600	188,771
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
Sprint Corp. - PCS Group Series 1 (a)	1,603,000	$ 48,892
Vodafone Group PLC sponsored ADR	1,000,250	34,979
		369,908
Electric Utility - 0.5%
AES Corp. (a)	1,851,000	106,673
Calpine Corp. (a)	951,000	37,954
		144,627
Gas - 0.4%
Enron Corp.	1,473,400	117,872
Telephone Services - 0.4%
AT&T Corp.	1,298,424	31,149
Qwest Communications International, Inc. (a)	901,800	37,984
WorldCom, Inc. (a)	2,100,399	45,290
		114,423
TOTAL UTILITIES		746,830
TOTAL COMMON STOCKS (Cost $18,712,128)		26,667,126
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $2,276)	132,000	2,276
Cash Equivalents - 3.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (b)	756,318,577	$ 756,319
Fidelity Securities Lending Cash Central Fund, 6.11% (b)	105,491,000	105,491
TOTAL CASH EQUIVALENTS (Cost $861,810)		861,810
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $19,576,214)		27,531,212
NET OTHER ASSETS - (0.4)%		(109,368)
NET ASSETS - 100%		$ 27,421,844
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 2,276
Income Tax Information

At January 31, 2001, the aggregate cost of investment securities for income tax purposes was $19,583,028,000. Net unrealized appreciation aggregated $7,948,184,000, of which $9,276,364,000 related to appreciated investment securities and $1,328,180,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $19,576,214) - See accompanying schedule		$ 27,531,212
Cash		229
Receivable for investments sold		194,832
Receivable for fund shares sold		44,614
Dividends receivable		10,602
Interest receivable		3,891
Other receivables		128
Total assets		27,785,508
Liabilities
Payable for investments purchased	$ 184,401
Payable for fund shares redeemed	53,651
Accrued management fee	15,520
Other payables and accrued expenses	4,601
Collateral on securities loaned, at value	105,491
Total liabilities		363,664
Net Assets		$ 27,421,844
Net Assets consist of:
Paid in capital		$ 19,474,574
Accumulated net investment (loss)		(9,733)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,954,895
Net Assets, for 518,391 shares outstanding		$ 27,421,844
Net Asset Value, offering price and redemption price per share ($27,421,844 ÷ 518,391 shares)		$52.90

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)
Investment Income Dividends		$ 96,078
Interest		26,956
Security lending		237
Total income		123,271
Expenses
Management fee Basic fee	$ 82,855
Performance adjustment	20,339
Transfer agent fees	30,845
Accounting and security lending fees	767
Non-interested trustees' compensation	36
Custodian fees and expenses	309
Registration fees	524
Audit	54
Legal	35
Miscellaneous	629
Total expenses before reductions	136,393
Expense reductions	(3,389)	133,004
Net investment income (loss)		(9,733)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	376,719
Foreign currency transactions	60	376,779
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,876,373)
Assets and liabilities in foreign currencies	(50)	(2,876,423)
Net gain (loss)		(2,499,644)
Net increase (decrease) in net assets resulting from operations		$ (2,509,377)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (9,733)	$ (4,315)
Net realized gain (loss)	376,779	972,226
Change in net unrealized appreciation (depreciation)	(2,876,423)	3,324,104
Net increase (decrease) in net assets resulting from operations	(2,509,377)	4,292,015
Distributions to shareholders From net investment income	-	(62,509)
From net realized gain	(1,244,515)	(924,054)
Total distributions	(1,244,515)	(986,563)
Share transactions Net proceeds from sales of shares	3,515,564	8,736,745
Reinvestment of distributions	1,219,278	966,621
Cost of shares redeemed	(2,713,170)	(7,538,958)
Net increase (decrease) in net assets resulting from share transactions	2,021,672	2,164,408
Total increase (decrease) in net assets	(1,732,220)	5,469,860
Net Assets
Beginning of period	29,154,064	23,684,204
End of period (including accumulated net investment loss of $9,733 and $0, respectively)	$ 27,421,844	$ 29,154,064
Other Information Shares
Sold	61,759	150,185
Issued in reinvestment of distributions	20,917	18,221
Redeemed	(48,156)	(129,754)
Net increase (decrease)	34,520	38,652

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2001	Years ended July 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 60.25	$ 53.20	$ 47.06	$ 41.21	$ 30.76	$ 32.59
Income from Investment Operations
Net investment income (loss)	(.02) D	(.01) D	.16 D	.22 D	.28 D	.34
Net realized and unrealized gain (loss)	(4.81)	9.27	8.14	7.64	12.70	.42
Total from investment operations	(4.83)	9.26	8.30	7.86	12.98	.76
Less Distributions
From net investment income	-	(.14)	(.10)	(.26)	(.28)	(.12)
From net realized gain	(2.52)	(2.07)	(2.06)	(1.75)	(2.25)	(2.47)
Total distributions	(2.52)	(2.21)	(2.16)	(2.01)	(2.53)	(2.59)
Net asset value, end of period	$ 52.90	$ 60.25	$ 53.20	$ 47.06	$ 41.21	$ 30.76
Total Return B, C	(8.37)%	17.97%	19.30%	20.17%	45.50%	2.19%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 27,422	$ 29,154	$ 23,684	$ 17,006	$ 12,877	$ 8,179
Ratio of expenses to average net assets	.94% A	.88%	.71%	.72%	.80%	.98%
Ratio of expenses to average net assets after expense reductions	.92% A, E	.86% E	.70% E	.70% E	.78% E	.95% E
Ratio of net invest- ment income (loss) to average net assets	(.07)% A	(.02)%	.32%	.52%	.81%	1.10%
Portfolio turnover rate	47% A	40%	38%	49%	51%	206%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Blue Chip Growth(the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,276,000 or 0% of net assets. Information regarding restricted securities is included under the caption "Other Information" at the end of the fund's schedule of investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,353,858,000 and $6,687,360,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is.30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .71% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $11,000 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $498,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $100,189,000. The fund received cash collateral of $105,491,000 which was invested in cash equivalents.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,013,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $1,374,000, respectively, under these arrangements.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

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Fidelity Management & Research Company

Boston, MA

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FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

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(Far East) Inc.

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Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

John McDowell, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

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Fidelity Service Company, Inc.

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* Independent trustees

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Brown Brothers Harriman & Co.
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Fidelity®

Dividend Growth

Fund

Semiannual Report

January 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 12 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity® Dividend Growth	8.13%	21.36%	176.08%	394.96%
S&P 500 ®	-3.98%	-0.90%	132.30%	263.75%
Growth Funds Average	-6.54%	-1.24%	121.46%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,708 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Dividend Growth	21.36%	22.52%	22.85%
S&P 500	-0.90%	18.36%	18.08%
Growth Funds Average	-1.24%	16.80%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by January 31, 2001, the value of the investment would have grown to $49,496 - a 394.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $36,375 - a 263.75% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of January 31, 2001, the six month, one year, and five year cumulative total returns for the large-cap value funds average were, 5.55%, 7.54% and 104.89% respectively. The one year and five year average annual total returns were, 7.54% and 15.26%, respectively. The six month, one year and five year cumulative total returns for the large-cap supergroup average were, -6.35%, -2.77% and 119.64%, respectively. The one year and five year average annual total returns were, -2.77% and 16.78%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an attempt to ignite a slowing economy, the Federal Reserve Board made an uncharacteristic move on January 3, 2001, by cutting key interest rates one-half percentage point. The cut marked the first time since October 1998 that the Fed resorted to such decisive action between regularly scheduled policy meetings. Later that month at its scheduled meeting, the Fed reduced rates another one-half percentage point, citing an erosion in business and consumer confidence and damage to the economy from rising energy costs. The Fed's decision to shift its policy stance from a tightening bias earlier in the period to one of easing was well-received by the equity markets. The NASDAQ Composite Index, for example, rose a record 14.2% on January 3 alone. However, while most of the major equity indexes rose briskly in January, in some cases those gains weren't enough to offset weaker returns generated in the first five months of the six-month period that ended January 31, 2001. Specifically, the tech-heavy NASDAQ fell 26.32% and the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, declined 3.98% during the period. Meanwhile, the Russell 2000® Index, a benchmark of smaller companies, rose 2.31% and the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a return of 4.29%.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the six months that ended January 31, 2001, the fund returned 8.13%. This topped the Standard & Poor's 500 Index - which declined 3.98% during that time - as well as the growth funds average, which returned -6.54% according to Lipper Inc. For the 12 months that ended January 31, 2001, the fund returned 21.36%. The S&P 500 and Lipper average returned -0.90% and -1.24%, respectively.

Q. Why did the fund outperform its benchmark and peers by such wide margins?

A. The biggest factor was the market's shift to stable-growth stocks, particularly following the widespread technology decline that began in the spring. Two of the more common stable-growth industries - health and finance - typically represent a sizable portion of the portfolio, and each group performed exceptionally well during the period. Favorable sector positioning relative to both the S&P 500 and the fund's peers also played a key role, as my underweighting in technology and overweighting in health stocks provided an extra boost.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Despite the volatility in the technology sector, tech stocks still accounted for around 21% of the fund's assets at the end of the period. What was your strategy?

A. I continued to focus on market leaders with proven niches and earnings growth track records, rather than the hottest new semiconductor or Internet stocks. The fund's top four technology investments at the end of the period were Cisco Systems, Microsoft, Sun Microsystems and IBM. While these stocks didn't perform particularly well during the period, I do consider them high-quality stocks with proven earnings growth histories.

Q. The fund's finance stocks made an impressive showing during the past six months. Why did this group perform so well?

A. Finance stocks came back into vogue as investors found the group's stable-growth characteristics much to their liking. Lower interest rates also helped. I've always been able to find good earnings growth stories within the banking, insurance and credit sectors, and this was a period in which many of those stories came to light. The fund's best performer was mortgage lender Fannie Mae, which benefited from the overall environment as well as less political noise surrounding its government charter. My emphasis on fee-based banks also continued to work well, as PNC Financial was one of the fund's top-10 performers during the period. Regional bank holding Comerica also continued to perform well.

Q. Several pharmaceutical stocks also ranked among the fund's top-10 performer list. What was your strategy in terms of health stocks?

A. No new strategy, really. Since I began managing the fund back in 1997, health stocks - and especially drug stocks - have been a major focal point. Similar to finance stocks, investors tend to gravitate to health stocks in times of uncertainty and volatility. Drug stocks also tend to perform well during an economic slowdown, since people still need prescription drugs and other medicines. On top of that, I've been very encouraged by the exciting product pipelines at companies like Schering-Plough and Bristol-Myers Squibb, both of which performed well during the period. Cardinal Health - a wholesale distributor of pharmaceuticals and a service provider to the pharmaceutical industry - also produced nice gains.

Q. Which other stocks performed well? Which ones were disappointing?

A. Another strong performer was energy stock Conoco, which benefited from high oil and natural gas prices. On the down side, the fund's investments in big tech names such as Cisco, Sun, Intel and Dell performed weakly, due to deteriorating fundamentals within the sector as well as sluggish PC sales.

Q. What's your outlook, Charles?

A. There's solid proof that the economy is decelerating. Earnings growth for S&P 500 companies slowed dramatically in 2000 and consumer spending patterns have not been attractive. In a slowing economy, investors are likely to continue to put their money into stocks that have good earnings growth prospects. Overall, the near-term future looks pretty good for the fund.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies that have the potential to increase their current dividend or begin paying a dividend

Fund number: 330

Trading symbol: FDGFX

Start date: April 27, 1993

Size: as of January 31, 2001, more than $12.9 billion

Manager: Charles Mangum, since 1997; manager, Fidelity OTC Portfolio, 1996-1997; Fidelity Convertible Securities Fund, 1995-1996; Fidelity Select Health Care Portfolio, 1992-1995; joined Fidelity in 1990

3

Charles Mangum covers a variety of topics:

Earnings growth: "While I believe strongly that stock prices follow earnings growth, this belief was severely tested in 1999 and into early 2000. We're not very far removed from the days when investors were paying heavy premiums for dot-com stocks, and high-tech companies were becoming billion-dollar corporations overnight. The tech correction made investors sit up and pay attention to earnings growth again."

Dividends: "I'm looking for companies that pay dividends or have a strong potential to pay dividends, and this approach typically rules out many of the smaller- and medium-cap names that fall hard when the market corrects. Instead, I focus on stocks with proven earnings growth records that are being offered at reasonable valuations. This style - sorry for the pun - paid dividends in 2000."

Company management: "When I'm considering whether to buy a stock, one of the critical factors is getting to know the company's management team. I spend a lot of time every year visiting companies on the road and hosting them at Fidelity, and I've found there's simply no substitute for an in-person discussion. I try to gauge the tone, for instance, when a CEO is describing a new product, or when an executive is explaining why the company didn't meet its earnings target."

Semiannual Report

Investment Changes

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	5.9	7.5
Fannie Mae	5.1	4.4
Schering-Plough Corp.	4.9	5.0
Clear Channel Communications, Inc.	4.8	0.8
Bristol-Myers Squibb Co.	3.5	1.4
Conoco, Inc. Class B	3.1	2.6
Comerica, Inc.	2.6	2.7
General Electric Co.	2.3	3.4
Cisco Systems, Inc.	2.2	4.0
PNC Financial Services Group, Inc.	2.0	1.6
	36.4
Top Five Market Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	20.5	23.2
Finance	17.9	17.6
Health	15.7	19.5
Media & Leisure	8.3	4.5
Industrial Machinery & Equipment	6.6	6.6
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks and Equity Futures 93.0%		Stocks 96.1%
	Convertible Securities 2.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	1.5%	** Foreign investments	4.0%

Semiannual Report

Investments January 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 2.8%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	4,831,000	$ 228,265
Textron, Inc.	231,700	11,817
		240,082
Ship Building & Repair - 1.0%
General Dynamics Corp.	1,807,826	128,319
TOTAL AEROSPACE & DEFENSE		368,401
BASIC INDUSTRIES - 2.4%
Chemicals & Plastics - 1.9%
Dow Chemical Co.	1,406,000	48,226
E.I. du Pont de Nemours and Co.	2,064,400	90,235
Lyondell Chemical Co.	1,000,000	16,250
Newell Rubbermaid, Inc.	229,272	6,236
PPG Industries, Inc.	264,200	12,201
Praxair, Inc.	937,665	41,567
Rohm & Haas Co.	786,500	28,235
		242,950
Metals & Mining - 0.4%
Alcoa, Inc.	1,441,200	52,950
Paper & Forest Products - 0.1%
International Paper Co.	200,000	7,730
Temple-Inland, Inc.	209,100	10,662
		18,392
TOTAL BASIC INDUSTRIES		314,292
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.3%
American Standard Companies, Inc. (a)	400,000	20,644
Masco Corp.	558,200	13,397
York International Corp.	300,000	9,225
		43,266
Real Estate Investment Trusts - 0.2%
Pinnacle Holdings, Inc. (a)	1,488,000	18,228
TOTAL CONSTRUCTION & REAL ESTATE		61,494
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 0.7%
Autos, Tires, & Accessories - 0.6%
Danaher Corp.	1,145,800	$ 73,881
Consumer Electronics - 0.1%
Black & Decker Corp.	270,700	12,114
Home Furnishings - 0.0%
Leggett & Platt, Inc.	176,100	3,698
TOTAL DURABLES		89,693
ENERGY - 6.4%
Energy Services - 0.8%
ENSCO International, Inc.	540,400	19,481
Halliburton Co.	1,943,000	80,032
		99,513
Oil & Gas - 5.6%
Conoco, Inc. Class B	14,125,752	398,346
Cooper Cameron Corp. (a)	538,160	34,566
Devon Energy Corp.	2,081,699	114,077
Exxon Mobil Corp.	2,100,045	176,719
		723,708
TOTAL ENERGY		823,221
FINANCE - 17.7%
Banks - 7.5%
Bank of America Corp.	1,793,700	96,537
Bank of New York Co., Inc.	200,000	10,946
Bank One Corp.	600,000	23,520
Comerica, Inc.	5,562,445	335,415
First Union Corp.	500,000	16,965
FleetBoston Financial Corp.	584,600	25,337
J.P. Morgan Chase & Co.	2,180,100	119,884
PNC Financial Services Group, Inc.	3,549,500	262,734
Synovus Finanical Corp.	1,320,000	36,524
Wells Fargo & Co.	761,100	39,204
		967,066
Credit & Other Finance - 1.3%
Citigroup, Inc.	1,333,669	74,645
Household International, Inc.	1,577,500	90,675
		165,320
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Federal Sponsored Credit - 5.1%
Fannie Mae	8,974,000	$ 665,691
Insurance - 3.5%
AFLAC, Inc.	596,700	35,193
Allmerica Financial Corp.	1,614,700	93,572
American International Group, Inc.	100,000	8,502
ChoicePoint, Inc. (a)	1,316,860	69,912
CIGNA Corp.	300,000	33,345
Everest Re Group Ltd.	477,300	27,397
Hartford Financial Services Group, Inc.	1,272,000	78,228
Marsh & McLennan Companies, Inc.	150,000	16,223
MetLife, Inc.	821,500	26,962
PartnerRe Ltd.	344,000	16,870
RenaissanceRe Holdings Ltd.	262,200	19,704
The Chubb Corp.	78,900	5,681
XL Capital Ltd. Class A	278,500	20,659
		452,248
Securities Industry - 0.3%
Charles Schwab Corp.	500,000	13,205
Morgan Stanley Dean Witter & Co.	355,600	30,137
		43,342
TOTAL FINANCE		2,293,667
HEALTH - 15.7%
Drugs & Pharmaceuticals - 9.8%
American Home Products Corp.	423,100	25,005
Bristol-Myers Squibb Co.	7,251,856	448,817
Eli Lilly & Co.	2,036,900	160,508
Schering-Plough Corp.	12,532,400	631,633
		1,265,963
Medical Equipment & Supplies - 5.9%
Cardinal Health, Inc.	7,989,580	761,404
TOTAL HEALTH		2,027,367
INDUSTRIAL MACHINERY & EQUIPMENT - 6.6%
Electrical Equipment - 3.0%
Emerson Electric Co.	773,700	58,801
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
General Electric Co.	6,423,200	$ 295,467
Koninklijke Philips Electronics NV sponsored ADR	993,388	37,947
		392,215
Industrial Machinery & Equipment - 3.6%
Caterpillar, Inc.	800,000	35,376
Illinois Tool Works, Inc.	734,200	48,090
Ingersoll-Rand Co.	3,118,300	138,172
Parker-Hannifin Corp.	2,071,920	90,750
The Stanley Works	526,300	18,063
Tyco International Ltd.	2,185,800	134,645
		465,096
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		857,311
MEDIA & LEISURE - 8.1%
Broadcasting - 5.0%
AT&T Corp. - Liberty Media Group Class A	700,000	11,830
Clear Channel Communications, Inc. (a)	9,450,000	616,235
Entercom Communications Corp. Class A (a)	88,100	4,317
Radio One, Inc. Class D (non-vtg.) (a)	900,000	13,500
		645,882
Entertainment - 1.4%
Carnival Corp.	600,000	19,356
Viacom, Inc. Class B (non-vtg.) (a)	2,971,800	164,043
		183,399
Leisure Durables & Toys - 0.0%
Brunswick Corp.	213,700	4,174
Restaurants - 1.7%
Jack in the Box, Inc. (a)	1,315,500	36,834
McDonald's Corp.	525,500	15,423
Papa John's International, Inc. (a)	1,000,000	23,875
Tricon Global Restaurants, Inc. (a)	2,334,600	84,092
Wendy's International, Inc.	2,132,900	51,147
		211,371
TOTAL MEDIA & LEISURE		1,044,826
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 2.9%
Beverages - 0.7%
The Coca-Cola Co.	1,633,200	$ 94,726
Foods - 0.3%
Quaker Oats Co.	257,300	24,444
Wm. Wrigley Jr. Co.	171,830	15,018
		39,462
Household Products - 0.6%
Clorox Co.	202,826	6,845
Colgate-Palmolive Co.	100,000	6,008
Gillette Co.	612,100	19,355
Procter & Gamble Co.	570,800	41,006
		73,214
Tobacco - 1.3%
Philip Morris Companies, Inc.	3,912,200	172,137
TOTAL NONDURABLES		379,539
RETAIL & WHOLESALE - 3.2%
Apparel Stores - 0.2%
Gap, Inc.	110,637	3,607
Intimate Brands, Inc. Class A	1,200,000	22,800
		26,407
General Merchandise Stores - 0.6%
Family Dollar Stores, Inc.	200,000	4,950
Target Corp.	815,000	30,954
Wal-Mart Stores, Inc.	790,700	44,912
		80,816
Grocery Stores - 0.2%
Albertson's, Inc.	674,100	19,111
Safeway, Inc. (a)	117,800	5,969
		25,080
Retail & Wholesale, Miscellaneous - 2.2%
Alberto-Culver Co. Class A (c)	4,223,300	134,723
Best Buy Co., Inc. (a)	459,900	22,903
Home Depot, Inc.	1,766,450	85,143
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
Office Depot, Inc. (a)	3,100,000	$ 31,062
Staples, Inc. (a)	428,200	7,092
		280,923
TOTAL RETAIL & WHOLESALE		413,226
SERVICES - 0.1%
Advertising - 0.0%
Omnicom Group, Inc.	50,000	4,565
Services - 0.1%
Robert Half International, Inc. (a)	244,000	6,527
TOTAL SERVICES		11,092
TECHNOLOGY - 18.5%
Communications Equipment - 3.7%
Cisco Systems, Inc. (a)	7,543,200	282,399
Comverse Technology, Inc. (a)	567,700	64,328
Corning, Inc.	200,000	11,342
Lucent Technologies, Inc.	1,101,200	20,482
Nokia AB sponsored ADR	490,000	16,832
Nortel Networks Corp.	1,628,400	62,254
Tellabs, Inc. (a)	400,000	25,925
		483,562
Computer Services & Software - 5.6%
AOL Time Warner, Inc. (a)	1,210,482	63,623
Art Technology Group, Inc. (a)	209,100	7,946
Automatic Data Processing, Inc.	150,900	9,033
Cadence Design Systems, Inc. (a)	368,900	10,879
Computer Associates International, Inc.	4,069,600	146,546
Computer Sciences Corp. (a)	473,000	30,556
Electronic Data Systems Corp.	1,424,800	79,290
J.D. Edwards & Co. (a)	500,000	8,563
Microsoft Corp. (a)	4,136,300	252,573
NCR Corp. (a)	1,165,400	55,660
Oracle Corp. (a)	2,100,000	61,163
		725,832
Computers & Office Equipment - 5.7%
Compaq Computer Corp.	1,300,000	30,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Dell Computer Corp. (a)	2,201,400	$ 57,512
EMC Corp.	400,000	30,396
Gateway, Inc. (a)	1,250,000	26,550
Hewlett-Packard Co.	910,000	33,433
International Business Machines Corp.	1,881,100	210,683
Juniper Networks, Inc. (a)	275,000	29,133
Lexmark International, Inc. Class A (a)	839,200	48,254
SCI Systems, Inc. (a)	1,740,300	49,076
Sun Microsystems, Inc. (a)	7,316,000	223,595
		739,455
Electronic Instruments - 0.6%
LAM Research Corp. (a)	1,304,300	34,482
LTX Corp. (a)	554,700	10,089
Novellus Systems, Inc. (a)	300,000	14,513
Teradyne, Inc. (a)	300,000	13,146
		72,230
Electronics - 2.9%
Altera Corp. (a)	1,298,500	39,280
Intel Corp.	1,753,600	64,883
JDS Uniphase Corp. (a)	1,246,700	68,335
Linear Technology Corp.	379,000	23,735
Micron Technology, Inc. (a)	1,026,000	46,960
Solectron Corp. (a)	300,000	11,955
Texas Instruments, Inc.	2,081,200	91,157
Xilinx, Inc. (a)	400,000	21,600
		367,905
TOTAL TECHNOLOGY		2,388,984
TRANSPORTATION - 1.2%
Railroads - 1.2%
Burlington Northern Santa Fe Corp.	4,866,040	148,949
Union Pacific Corp.	200,000	10,596
		159,545
UTILITIES - 4.7%
Cellular - 0.1%
QUALCOMM, Inc. (a)	60,000	5,044
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - 0.3%
AES Corp. (a)	103,200	$ 5,947
IPALCO Enterprises, Inc.	1,416,200	34,484
		40,431
Gas - 0.1%
Dynegy, Inc. Class A	314,800	15,331
Telephone Services - 4.2%
AT&T Corp.	2,431,781	58,338
BellSouth Corp.	2,921,000	123,120
Qwest Communications International, Inc. (a)	1,345,501	56,673
SBC Communications, Inc.	4,381,791	211,860
Sprint Corp. - FON Group	1,503,540	37,288
Verizon Communications	98,200	5,396
WorldCom, Inc. (a)	2,381,413	51,349
		544,024
TOTAL UTILITIES		604,830
TOTAL COMMON STOCKS (Cost $9,546,578)		11,837,488
Convertible Preferred Stocks - 0.3%

FINANCE - 0.2%
Credit & Other Finance - 0.2%
Caremark Rx Capital Trust I $3.50 (d)	374,300	33,640
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Radio One, Inc. $65.00 (a)	8,800	8,492
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $27,801)		42,132
Convertible Bonds - 2.4%
Moody's Ratings (unaudited) (e)		Principal Amount (000s)
CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (d)	-	$ 11,640	6,198
Convertible Bonds - continued
Moody's Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
HEALTH - 0.0%
Drugs & Pharmaceuticals - 0.0%
Alkermes, Inc. 3.75% 2/15/07	-	$ 7,400	$ 4,634
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Adelphia Communications Corp. 6% 2/15/06	-	9,446	9,564
RETAIL & WHOLESALE - 0.2%
Retail & Wholesale, Miscellaneous - 0.2%
Office Depot, Inc. 0% 12/11/07	Baa3	46,110	30,548
SERVICES - 0.0%
Advertising - 0.0%
DoubleClick, Inc. 4.75% 3/15/06	B-	1,374	1,003
TECHNOLOGY - 2.0%
Communications Equipment - 1.0%
Efficient Networks, Inc. 5% 3/15/05	CCC+	20,000	12,000
Natural MicroSystems Corp. 5% 10/15/05	CCC+	36,840	19,709
ONI Systems Corp. 5% 10/15/05	CCC	108,860	94,980
			126,689
Computer Services & Software - 0.8%
Aether Systems, Inc. 6% 3/22/05	CCC	48,930	32,019
Critical Path, Inc. 5.75% 4/1/05	CCC	49,160	27,192
Networks Associates, Inc. 0% 2/13/18	-	83,170	29,110
Redback Networks, Inc. 5% 4/1/07	CCC	18,440	11,514
			99,835
Computers & Office Equipment - 0.1%
Juniper Networks, Inc. 4.75% 3/15/07	B-	20,000	18,675
Electronics - 0.1%
LSI Logic Corp. 4% 2/15/05	B1	13,830	11,496
TOTAL TECHNOLOGY			256,695
TOTAL CONVERTIBLE BONDS (Cost $286,247)			308,642
Cash Equivalents - 4.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (b) (Cost $561,290)	561,290,285	$ 561,290
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $10,421,916)		12,749,552
NET OTHER ASSETS - 1.4%		186,959
NET ASSETS - 100%		$ 12,936,511
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
550 S&P 500 Stock Index Contracts	March 2001	$ 188,774	$ (1,122)

The face value of futures purchased as a percentage of net assets - 1.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $39,838,000 or 0.3% of net assets.

(e) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Income Tax Information

At January 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $10,560,640,000.
Net unrealized appreciation aggre-
gated $2,188,912,000, of which $2,613,498,000 related to appreciated investment securities and $424,586,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $10,421,916) - See accompanying schedule		$ 12,749,552
Receivable for investments sold		91,091
Receivable for fund shares sold		197,209
Dividends receivable		9,493
Interest receivable		8,634
Other receivables		336
Total assets		13,056,315
Liabilities
Payable for investments purchased	$ 79,860
Payable for fund shares redeemed	28,841
Accrued management fee	7,591
Payable for daily variation on futures contracts	1,122
Other payables and accrued expenses	2,390
Total liabilities		119,804
Net Assets		$ 12,936,511
Net Assets consist of:
Paid in capital		$ 10,585,922
Undistributed net investment income		2,991
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,084
Net unrealized appreciation (depreciation) on investments		2,326,514
Net Assets, for 420,617 shares outstanding		$ 12,936,511
Net Asset Value, offering price and redemption price per share ($12,936,511 ÷ 420,617 shares)		$30.76

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)
Investment Income Dividends (including $650 received from affiliated issuers)		$ 61,130
Interest		17,296
Security lending		9
Total income		78,435
Expenses
Management fee Basic fee	$ 32,731
Performance adjustment	8,686
Transfer agent fees	12,541
Accounting and security lending fees	462
Non-interested trustees' compensation	20
Custodian fees and expenses	113
Registration fees	424
Audit	33
Legal	15
Interest	2
Miscellaneous	264
Total expenses before reductions	55,291
Expense reductions	(1,124)	54,167
Net investment income		24,268
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $4,928 on sales of investments in affiliated issuers)	378,056
Foreign currency transactions	(16)	378,040
Change in net unrealized appreciation (depreciation) on:
Investment securities	483,190
Futures contracts	(1,122)	482,068
Net gain (loss)		860,108
Net increase (decrease) in net assets resulting from operations		$ 884,376

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 24,268	$ 61,225
Net realized gain (loss)	378,040	573,179
Change in net unrealized appreciation (depreciation)	482,068	(137,084)
Net increase (decrease) in net assets resulting from operations	884,376	497,320
Distributions to shareholders From net investment income	(63,434)	(64,187)
From net realized gain	(849,907)	(983,902)
Total distributions	(913,341)	(1,048,089)
Share transactions Net proceeds from sales of shares	2,825,612	4,054,819
Reinvestment of distributions	883,408	1,017,521
Cost of shares redeemed	(1,175,115)	(8,373,498)
Net increase (decrease) in net assets resulting from share transactions	2,533,905	(3,301,158)
Total increase (decrease) in net assets	2,504,940	(3,851,927)
Net Assets
Beginning of period	10,431,571	14,283,498
End of period (including undistributed net investment income of $2,991 and $45,276, respectively)	$ 12,936,511	$ 10,431,571
Other Information Shares
Sold	92,317	139,366
Issued in reinvestment of distributions	28,999	34,903
Redeemed	(38,313)	(295,310)
Net increase (decrease)	83,003	(121,041)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2001	Years ended July 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 30.90	$ 31.14	$ 28.11	$ 25.07	$ 17.24	$ 16.04
Income from Invest- ment Operations
Net investment income	.07 D	.15 D	.17 D	.17 D	.20 D	.11
Net realized and unrealized gain (loss)	2.37	1.89	5.18	5.21	8.09	2.25
Total from investment operations	2.44	2.04	5.35	5.38	8.29	2.36
Less Distributions
From net investment income	(.18)	(.14)	(.13)	(.15)	(.09)	(.09)
From net realized gain	(2.40)	(2.14)	(2.19)	(2.19)	(.37)	(1.07)
Total distributions	(2.58)	(2.28)	(2.32)	(2.34)	(.46)	(1.16)
Net asset value, end of period	$ 30.76	$ 30.90	$ 31.14	$ 28.11	$ 25.07	$ 17.24
Total Return B, C	8.13%	7.00%	21.90%	23.81%	49.21%	15.44%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 12,937	$ 10,432	$ 14,283	$ 7,371	$ 4,368	$ 1,220
Ratio of expenses to average net assets	.97% A	.77%	.87%	.89%	.95%	1.02%
Ratio of expenses to average net assets after expense reductions	.95% A, E	.74% E	.84% E	.86% E	.92% E	.99% E
Ratio of net invest- ment income to average net assets	.42% A	.52%	.58%	.64%	.99%	.86%
Portfolio turnover rate	92% A	86%	104%	109%	141%	129%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account - continued

trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,326,307,000 and $5,091,000,000, respectively.

The market value of futures contracts opened during the period amounted to $189,895,000.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.The basic fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .72% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC,an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $391,000 for the period.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,296,000. The weighted average interest rate was 7.125%. At period end there were no interfund loans outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $762,000 under this arrangement.

In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $362,000, under these arrangements.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberto-Culver Co. Class A	$ -	$ 3,101	$ 650	$ 134,723
Santa Fe Snyder Corp.	-	9,525	-	-
TOTALS	$ -	$ 12,626	$ 650	$ 134,723

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

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San Francisco, CA

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1400 Civic Drive
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New Haven, CT

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Delaware

222 Delaware Avenue
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Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
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Semiannual Report

Michigan

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511 Pine Street
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595 North Barker Road
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Semiannual Report

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Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

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Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

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Fidelity®

Growth & Income

Portfolio

Semiannual Report

January 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income	-2.92%	1.32%	107.38%	414.07%
S&P 500 ®	-3.98%	-0.90%	132.30%	396.06%
Growth & Income Funds Average	3.99%	7.68%	102.86%	308.09%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,002 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income	1.32%	15.71%	17.79%
S&P 500	-0.90%	18.36%	17.37%
Growth & Income Funds Average	7.68%	14.96%	14.88%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $51,407 - a 414.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,606 - a 396.06% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of January 31, 2001, the six month, one year, five year and 10 year cumulative total returns for the large-cap value funds average were, 5.55%, 7.54%, 104.89%, and 320.02%, respectively. The one year, five year and 10 year average annual total returns were, 7.54%, 15.26%, and 15.28%, respectively. The six month, one year, five year and 10 year cumulative total returns for the large-cap supergroup average were, -6.35%, -2.77%, 119.64% and 343.74%, respectively. The one year, five year and 10 year average annual total returns were, -2.77%, 16.78%, and 15.84%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an attempt to ignite a slowing economy, the Federal Reserve Board made an uncharacteristic move on January 3, 2001, by cutting key interest rates one-half percentage point. The cut marked the first time since October 1998 that the Fed resorted to such decisive action between regularly scheduled policy meetings. Later that month at its scheduled meeting, the Fed reduced rates another one-half percentage point, citing an erosion in business and consumer confidence and damage to the economy from rising energy costs. The Fed's decision to shift its policy stance from a tightening bias earlier in the period to one of easing was well-received by the equity markets. The NASDAQ Composite Index, for example, rose a record 14.2% on January 3 alone. However, while most of the major equity indexes rose briskly in January, in some cases those gains weren't enough to offset weaker returns generated in the first five months of the six-month period that ended January 31, 2001. Specifically, the tech-heavy NASDAQ fell 26.32% and the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, declined 3.98% during the period. Meanwhile, the Russell 2000® Index, a benchmark of smaller companies, rose 2.31% and the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a return of 4.29%.

(Portfolio Manager photograph)
An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period ending January 31, 2001, the fund returned -2.92%. This beat the performance of its benchmark, the Standard & Poor's 500 Index, which fell 3.98% during the same period, but trailed the 3.99% return of the growth & income funds average tracked by Lipper Inc. For the 12 months ending January 31, 2001, the fund gained 1.32%, compared to -0.90% and 7.68% for the S&P 500 and Lipper average, respectively.

Q. It was a volatile six months, highlighted by a style rotation from growth to value. How were you able to beat the S&P 500® in this environment?

A. Underweighting technology prior to and throughout the period was the largest contributor to the fund's relative performance. The high-priced technology sector stumbled badly during the period amid earnings downgrades, overcapacity in a number of industries and a slowdown in the U.S. economy. In response, I cut the fund's tech weighting from 28.0% at the start of the period to 18.2% by January 31. In comparison, tech represented 25.9% of the S&P 500 at the end of the period. I also had only limited exposure to those segments of technology hurt the most during the period, such as optical equipment and Internet portal stocks. While the sector did experience upward momentum in January as a result of two interest-rate cuts by the Federal Reserve Board, underweighting technology was a beneficial strategy overall.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund underperform the peer average?

A. Within the universe of growth and income funds, those that were tilted more toward value stocks - with a heavier emphasis on finance and less on technology - were better-positioned to benefit from the market environment of the past six months. Conversely, those at the more-aggressive end of the growth spectrum performed poorly. This fund, with its emphasis on both growth and value, was somewhere in the middle. But I believe the fund's stability gives investors an advantage; it can help minimize losses during a weak market environment and is a major reason why the fund has outperformed 97% of its peers on a 10-year basis.

Q. The finance sector played a larger role in the portfolio than it did six months ago . . .

A. That's right. I shifted some assets from technology to the finance sector, which traditionally benefits from a slowing economy and declining interest rates. Within finance, I overweighted the less credit-sensitive segments of the sector, particularly government-sponsored enterprises (GSEs). Two of the best-known GSEs, Fannie Mae and Freddie Mac, performed exceptionally well. Both demonstrated strong earnings growth and benefited from lower interest rates and reduced political pressure surrounding the companies' implied government guarantee. Another strong pick was USA Education - formerly Sallie Mae - a provider of student loans. The company beat its earnings estimates, and the Bush administration was perceived to be a positive for the stock's prospects going forward.

Q. In the report to shareholders six months ago, you said you planned to focus on the health sector for defensive growth exposure. How did that strategy work out?

A. Very well, with the exception of one stock that I'll discuss later. Historically, health care companies perform well in a softening economy because of their ability to generate steady earnings growth. Within the sector, I focused on large-cap pharmaceuticals and HMOs. For the most part, this strategy paid off. Three of the fund's top 10 contributors on an absolute basis came from these areas: drug stocks Bristol-Myers Squibb and Merck, and HMO stock UnitedHealth Group.

Q. What was the exception you alluded to?

A. That would be Eli Lilly. Six months ago, Eli Lilly was the fund's top contributor to performance. But its stock price declined sharply in the third quarter of 2000 when the company lost patent protection of its flagship antidepressant drug, Prozac, leading to the early introduction of a generic equivalent. Overweighting Eli Lilly proved to be the worst detractor from relative performance during the past six months.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. General Electric, the fund's largest holding at the end of the period, uncharacteristically struggled during the latter half of 2000. Why?

A. Like most of the market, GE's business slowed dramatically in the fourth quarter of 2000. Additionally, investors were concerned that its acquisition of Honeywell would dilute GE's price-to-earnings multiple, and investors also were cautious about how the impending retirement of current CEO Jack Welch would affect the company. Despite GE's decline during the period, it did post decent earnings growth and I'm optimistic about the company's prospects going forward.

Q. IMS Health - while not a particularly large holding in the fund - was one of the best contributors to performance. What can you tell us about the stock?

A. IMS Health is the world's leading provider of information solutions to the pharmaceutical and health care industries. In simpler terms, it tracks, measures and reports on prescription data for drug companies. IMS is the gold standard, like the Nielsen ratings for TV. Although it's listed as a technology company, IMS typically trades in line with the performance of the health sector. Its stock price doubled during the past six months to a high of about $28 per share, recovering from a failed acquisition prior to the period that was not perceived well by the market. I would add that the company has had a tremendous long-term growth record that few companies can match.

Q. In addition to those already mentioned, what stocks performed well?

A. Philip Morris was a comeback story. The company continued to hit its earnings numbers, the tobacco litigation environment was fairly benign during the period and the new administration in Washington was perceived to be favorable for the company. Exxon Mobil, the fund's second-largest position at the end of the period, also had a strong six months. Higher oil prices and cost savings from its merger with Mobil continued to drive strong earnings per share for the combined entity.

Q. What stocks hurt the fund's performance?

A. Cisco, Intel and Sun Microsystems were the top three detractors on an absolute basis. All three suffered from a rapid deceleration in demand during the fourth quarter. Microsoft was another disappointment. In addition to negative sentiment about the federal government's ongoing antitrust suit against the company, Microsoft's Windows 2000 experienced weaker-than-expected sales. Home Depot and Wal-Mart also detracted from the fund's performance. Slower consumer spending led to poor same-store sales for both companies.

Q. What's your outlook, Steve?

A. Obviously, we're in a tough economic environment, and it's probably going to be a while before things get better. The good news is that help is on the way. The Fed is cutting interest rates, federal tax cuts are on the horizon . . . this should all help. But it won't offset what's going on right now. Interest-rate movements typically take six to 12 months to have an effect, and President Bush's tax plan likely won't be implemented until the beginning of next year. In the meantime, I'll continue to take a defensive approach - underweighting technology, while

Semiannual Report

Fund Talk: The Manager's Overview - continued

overweighting finance and health care - in order to minimize losses and protect shareholder value.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: to seek a high total return through a combination of current income and capital appreciation

Fund number: 027

Trading symbol: FGRIX

Start date: December 30, 1985

Size: as of January 31, 2001, more than $39.1 billion

Manager: Steven Kaye, since 1993; manager, Fidelity Blue Chip Growth Fund, 1990-
1992; Fidelity Select Energy Services, Biotechnology and Health Care Portfolios, 1986-
1990; joined Fidelity in 1985

3

Steven Kaye expands on his economic outlook:

"The speed of the economic slowdown caught many by surprise. Just a few months ago, people were talking about labor shortages, Cisco had component shortages and consumer confidence was near an all-time high. Today, unemployment is rising, we've gone from excess demand to excess capacity in many industries and consumer spending has slowed significantly.

"Why was the slowdown so severe? It's partly the result of six interest-rate hikes levied by the Fed between June 1999 and May 2000. Alone, I think those cuts would have provided the soft landing that Alan Greenspan was looking for. But escalating oil and gas prices really hit consumers in the pocketbook and created a huge drain on economic growth. Unfortunately, I don't think we'll see a turnaround until consumers get their confidence back, but that's not going to happen while unemployment is rising.

"The Fed has responded to the economic slowdown with two rate cuts in January, and I believe we'll see more reductions in the months ahead. In time, Greenspan and the Fed should be able to stabilize the market, acting as a counterweight to the negative environment out there. But it takes a while for interest rates to work their way through the system. Until then, I anticipate that corporate earnings will struggle until the latter stages of 2001."

  Fidelity Growth & Income Portfolio reopened to new investors on Monday, December 18, 2000.

Semiannual Report

Investment Changes

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.7	5.1
Exxon Mobil Corp.	3.6	3.5
Fannie Mae	2.9	2.0
Microsoft Corp.	2.8	2.5
Pfizer, Inc.	2.8	2.5
Citigroup, Inc.	2.1	1.9
USA Education, Inc.	2.0	1.3
American International Group, Inc.	1.8	1.8
Philip Morris Companies, Inc.	1.8	0.8
Bristol-Myers Squibb Co.	1.8	1.2
	26.3
Top Five Market Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	18.2	28.0
Finance	17.4	15.0
Health	15.0	14.4
Industrial Machinery & Equipment	6.8	7.1
Utilities	6.5	6.8
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks and Equity Futures 94.6%		Stocks and Equity Futures 96.7%
	Convertible Securities 0.5%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 4.9%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.9%	** Foreign investments	3.9%

Semiannual Report

Investments January 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.5%
Aerospace & Defense - 0.9%
Boeing Co.	2,854,500	$ 166,988
Lockheed Martin Corp.	1,377,100	47,758
Northrop Grumman Corp.	421,500	36,536
Textron, Inc.	311,400	15,881
United Technologies Corp.	1,062,100	79,636
		346,799
Defense Electronics - 0.1%
Raytheon Co. Class B	1,117,300	39,318
Ship Building & Repair - 0.5%
General Dynamics Corp.	2,608,100	185,123
TOTAL AEROSPACE & DEFENSE		571,240
BASIC INDUSTRIES - 1.8%
Chemicals & Plastics - 1.3%
E.I. du Pont de Nemours and Co.	2,297,800	100,437
IMC Global, Inc.	3,229,900	51,097
Monsanto Co.	2,500,000	78,775
Pharmacia Corp.	3,539,900	198,305
Praxair, Inc.	524,500	23,251
Union Carbide Corp.	744,400	38,672
		490,537
Metals & Mining - 0.1%
Alcoa, Inc.	1,304,400	47,924
Paper & Forest Products - 0.4%
International Paper Co.	935,300	36,149
Kimberly-Clark Corp.	2,122,500	137,432
		173,581
TOTAL BASIC INDUSTRIES		712,042
CONSTRUCTION & REAL ESTATE - 1.2%
Building Materials - 0.0%
Fortune Brands, Inc.	397,200	12,714
Real Estate Investment Trusts - 1.2%
Equity Office Properties Trust	5,831,590	177,863
Equity Residential Properties Trust (SBI)	3,577,365	187,382
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Manufactured Home Communities, Inc.	921,400	$ 25,394
Public Storage, Inc.	2,181,400	56,716
		447,355
TOTAL CONSTRUCTION & REAL ESTATE		460,069
DURABLES - 1.1%
Autos, Tires, & Accessories - 0.5%
Danaher Corp.	391,200	25,225
Ford Motor Co.	3,246,496	91,519
General Motors Corp.	759,542	40,787
TRW, Inc.	1,013,800	36,862
		194,393
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	1,157,000	128,022
Consumer Electronics - 0.3%
General Motors Corp. Class H	3,451,427	96,571
Textiles & Apparel - 0.0%
Unifi, Inc. (a)	2,611,000	16,972
TOTAL DURABLES		435,958
ENERGY - 5.7%
Energy Services - 0.3%
Schlumberger Ltd. (NY Shares)	1,475,800	113,341
Oil & Gas - 5.4%
BP Amoco PLC sponsored ADR	2,500,420	128,772
Burlington Resources, Inc.	2,856,900	120,847
Chevron Corp.	1,399,200	116,525
Conoco, Inc. Class A	2,053,600	56,577
Exxon Mobil Corp.	16,914,347	1,423,342
Royal Dutch Petroleum Co. (NY Shares)	4,581,000	276,463
		2,122,526
TOTAL ENERGY		2,235,867
FINANCE - 17.4%
Banks - 3.2%
Bank of America Corp.	2,557,906	137,667
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Banks - continued
Bank of New York Co., Inc.	6,344,808	$ 347,251
Bank One Corp.	2,910,300	114,084
First Union Corp.	1,017,700	34,531
FleetBoston Financial Corp.	1,514,198	65,625
J.P. Morgan Chase & Co.	3,189,600	175,396
Mellon Financial Corp.	2,768,300	129,003
Northern Trust Corp.	746,300	57,465
Wells Fargo & Co.	3,568,900	183,834
		1,244,856
Credit & Other Finance - 3.0%
American Express Co.	6,169,590	290,588
Citigroup, Inc.	14,686,038	821,978
Household International, Inc.	884,640	50,849
		1,163,415
Federal Sponsored Credit - 6.4%
Fannie Mae	15,117,800	1,121,438
Freddie Mac	9,731,800	593,640
USA Education, Inc. (d)	12,584,250	790,668
		2,505,746
Insurance - 3.1%
Allmerica Financial Corp.	1,216,100	70,473
American International Group, Inc.	8,485,200	721,412
ChoicePoint, Inc. (a)	412,500	21,900
Hartford Financial Services Group, Inc.	1,032,300	63,486
Marsh & McLennan Companies, Inc.	169,300	18,310
MBIA, Inc.	3,362,700	241,038
The Chubb Corp.	837,000	60,264
		1,196,883
Savings & Loans - 0.2%
Golden West Financial Corp.	650,000	34,801
Washington Mutual, Inc.	1,100,000	53,075
		87,876
Securities Industry - 1.5%
Charles Schwab Corp.	4,283,900	113,138
Goldman Sachs Group, Inc.	275,000	31,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Securities Industry - continued
Merrill Lynch & Co., Inc.	2,086,000	$ 151,235
Morgan Stanley Dean Witter & Co.	3,416,000	289,506
		585,160
TOTAL FINANCE		6,783,936
HEALTH - 15.0%
Drugs & Pharmaceuticals - 10.9%
Allergan, Inc.	3,332,000	272,391
American Home Products Corp.	5,045,900	298,213
Amgen, Inc. (a)	4,351,400	305,958
Bristol-Myers Squibb Co.	11,280,500	698,150
COR Therapeutics, Inc. (a)	1,350,000	52,650
Elan Corp. PLC sponsored ADR (a)	400,000	20,080
Eli Lilly & Co.	5,899,732	464,899
Immunex Corp. (a)	1,650,000	50,531
Merck & Co., Inc.	7,315,000	601,147
Mylan Laboratories, Inc.	1,247,500	29,129
Pfizer, Inc.	24,212,449	1,093,192
QLT, Inc. (a)	420,900	11,389
Schering-Plough Corp.	4,647,800	234,249
Sepracor, Inc. (a)	200,000	13,200
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,593,400	85,844
Vertex Pharmaceuticals, Inc. (a)	250,000	16,828
		4,247,850
Medical Equipment & Supplies - 2.6%
Baxter International, Inc.	2,019,400	177,465
Becton, Dickinson & Co.	3,766,500	129,492
C.R. Bard, Inc. (d)	4,522,300	209,111
Cardinal Health, Inc.	944,400	90,001
Guidant Corp. (a)	165,200	8,177
Johnson & Johnson	902,500	84,050
McKesson HBOC, Inc.	3,003,400	98,121
Medtronic, Inc.	2,243,790	121,165
Stryker Corp.	2,349,400	106,193
		1,023,775
Medical Facilities Management - 1.5%
HCA - The Healthcare Co.	3,392,900	126,928
Manor Care, Inc. (a)	1,617,900	31,145
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - continued
UnitedHealth Group, Inc.	6,134,000	$ 346,019
Wellpoint Health Networks, Inc. (a)	1,014,900	97,907
		601,999
TOTAL HEALTH		5,873,624
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
Electrical Equipment - 5.0%
American Power Conversion Corp. (a)	1,300,000	21,288
Emerson Electric Co.	1,024,000	77,824
General Electric Co.	40,078,300	1,843,600
		1,942,712
Industrial Machinery & Equipment - 1.8%
Caterpillar, Inc.	641,400	28,363
Illinois Tool Works, Inc.	696,800	45,640
Ingersoll-Rand Co.	846,100	37,491
Tyco International Ltd.	9,509,000	585,754
		697,248
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,639,960
MEDIA & LEISURE - 2.7%
Broadcasting - 0.5%
AT&T Corp. - Liberty Media Group Class A	1,129,900	19,095
Comcast Corp. Class A (special) (a)	1,563,800	66,950
Infinity Broadcasting Corp. Class A (a)	1,199,800	39,293
NTL, Inc. (a)	683,900	26,679
Univision Communications, Inc. Class A (a)	1,100,000	46,893
		198,910
Entertainment - 1.3%
MGM Mirage, Inc.	1,300,000	37,895
Viacom, Inc. Class B (non-vtg.) (a)	5,281,516	291,540
Walt Disney Co.	5,455,900	166,132
		495,567
Lodging & Gaming - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	3,183,043	122,547
Publishing - 0.4%
Gannett Co., Inc.	1,350,000	85,590
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Publishing - continued
The New York Times Co. Class A	750,000	$ 32,693
Tribune Co.	1,000,000	40,310
		158,593
Restaurants - 0.2%
McDonald's Corp.	1,446,200	42,446
Starbucks Corp. (a)	868,100	43,351
		85,797
TOTAL MEDIA & LEISURE		1,061,414
NONDURABLES - 6.3%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	2,879,300	124,846
PepsiAmericas, Inc.	4,936,000	78,877
The Coca-Cola Co.	5,311,700	308,079
		511,802
Foods - 1.7%
PepsiCo, Inc.	5,048,400	222,483
Quaker Oats Co.	1,786,090	169,679
Sysco Corp.	9,296,200	250,254
		642,416
Household Products - 1.5%
Avon Products, Inc.	1,363,600	57,680
Colgate-Palmolive Co.	2,977,100	178,864
Gillette Co.	3,238,000	102,386
Procter & Gamble Co.	2,692,300	193,415
Unilever NV (NY Shares)	952,400	53,868
		586,213
Tobacco - 1.8%
Philip Morris Companies, Inc.	16,329,500	718,498
TOTAL NONDURABLES		2,458,929
PRECIOUS METALS - 0.0%
Newmont Mining Corp.	1,000,000	15,450
RETAIL & WHOLESALE - 4.1%
Apparel Stores - 0.2%
The Limited, Inc.	4,095,600	84,615
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Drug Stores - 0.7%
CVS Corp.	134,468	$ 7,961
Walgreen Co.	6,897,800	282,396
		290,357
General Merchandise Stores - 1.9%
Kohls Corp. (a)	1,037,400	73,655
Wal-Mart Stores, Inc.	11,872,500	674,358
		748,013
Grocery Stores - 0.2%
Safeway, Inc. (a)	1,155,300	58,539
Retail & Wholesale, Miscellaneous - 1.1%
Best Buy Co., Inc. (a)	600,000	29,880
Home Depot, Inc.	7,519,250	362,428
Toys 'R' Us, Inc. (a)	1,418,300	37,443
		429,751
TOTAL RETAIL & WHOLESALE		1,611,275
SERVICES - 0.8%
Advertising - 0.5%
Interpublic Group of Companies, Inc.	1,884,334	77,635
Omnicom Group, Inc.	1,281,400	116,992
		194,627
Services - 0.3%
Ecolab, Inc.	958,900	39,842
Viad Corp.	3,067,000	72,841
		112,683
TOTAL SERVICES		307,310
TECHNOLOGY - 18.1%
Communications Equipment - 2.8%
3Com Corp.	3,350,000	36,013
CIENA Corp. (a)	449,900	40,519
Cisco Systems, Inc. (a)	18,033,800	675,140
Comverse Technology, Inc. (a)	895,800	101,505
Corning, Inc.	1,397,900	79,275
Lucent Technologies, Inc.	2,000,000	37,200
Nokia AB sponsored ADR	500,000	17,175
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Nortel Networks Corp.	1,436,454	$ 54,916
Tellabs, Inc. (a)	403,100	26,126
Tycom Ltd.	1,000,000	28,300
		1,096,169
Computer Services & Software - 8.0%
Adobe Systems, Inc.	2,439,200	106,563
AOL Time Warner, Inc. (a)	3,529,346	185,502
Automatic Data Processing, Inc.	3,144,300	188,218
Cadence Design Systems, Inc. (a)	1,478,300	43,595
Ceridian Corp. (a)	5,406,500	99,804
Computer Associates International, Inc.	1,743,500	62,783
Computer Sciences Corp. (a)	350,000	22,610
DST Systems, Inc. (a)	969,100	57,661
Electronic Data Systems Corp.	4,428,800	246,463
First Data Corp.	1,243,500	75,617
IMS Health, Inc.	12,262,400	309,258
Microsoft Corp. (a)	18,038,800	1,101,494
Oracle Corp. (a)	14,917,340	434,468
PeopleSoft, Inc. (a)	1,409,300	57,781
Siebel Systems, Inc. (a)	1,220,300	80,921
VeriSign, Inc. (a)	121,900	8,960
VERITAS Software Corp. (a)	741,563	70,356
		3,152,054
Computers & Office Equipment - 4.2%
Apple Computer, Inc. (a)	697,800	15,090
Compaq Computer Corp.	1,663,000	39,430
Dell Computer Corp. (a)	3,555,200	92,880
EMC Corp.	7,025,600	533,875
Hewlett-Packard Co.	2,814,500	103,405
International Business Machines Corp.	3,700,800	414,490
Pitney Bowes, Inc.	4,849,320	169,581
Sun Microsystems, Inc. (a)	8,700,700	265,915
		1,634,666
Electronic Instruments - 0.6%
Agilent Technologies, Inc. (a)	837,579	45,690
Applied Materials, Inc. (a)	976,600	49,135
KLA-Tencor Corp. (a)	614,700	28,199
Teradyne, Inc. (a)	2,525,000	110,646
		233,670
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronics - 2.5%
Altera Corp. (a)	625,000	$ 18,906
Analog Devices, Inc. (a)	364,400	22,811
Applied Micro Circuits Corp. (a)	194,800	14,318
Intel Corp.	14,221,000	526,177
JDS Uniphase Corp. (a)	325,000	17,814
Linear Technology Corp.	982,000	61,498
Micron Technology, Inc. (a)	1,343,352	61,485
NVIDIA Corp. (a)	1,654,200	85,398
Texas Instruments, Inc.	3,402,500	149,030
Xilinx, Inc. (a)	330,000	17,820
		975,257
TOTAL TECHNOLOGY		7,091,816
TRANSPORTATION - 0.7%
Air Transportation - 0.5%
AMR Corp.	225,300	8,807
Southwest Airlines Co.	5,868,762	183,868
		192,675
Railroads - 0.2%
Burlington Northern Santa Fe Corp.	2,555,600	78,227
TOTAL TRANSPORTATION		270,902
UTILITIES - 6.3%
Cellular - 0.6%
ALLTEL Corp.	983,100	58,180
Nextel Communications, Inc. Class A (a)	1,337,500	45,893
QUALCOMM, Inc. (a)	1,127,900	94,814
Sprint Corp. - PCS Group Series 1 (a)	1,316,000	40,138
		239,025
Electric Utility - 0.2%
Duke Energy Corp.	926,600	33,886
Southern Co.	2,012,200	58,716
		92,602
Gas - 1.0%
Dynegy, Inc. Class A	500,000	24,350
El Paso Energy Corp.	2,136,158	134,364
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Gas - continued
Enron Corp.	2,258,100	$ 180,648
Williams Companies, Inc.	751,500	29,406
		368,768
Telephone Services - 4.5%
AT&T Corp.	13,159,014	315,685
BellSouth Corp.	7,243,300	305,305
Qwest Communications International, Inc. (a)	5,404,428	227,635
SBC Communications, Inc.	11,446,900	553,458
Sprint Corp. - FON Group	3,026,200	75,050
Verizon Communications	4,108,140	225,742
WorldCom, Inc. (a)	2,209,514	47,643
		1,750,518
TOTAL UTILITIES		2,450,913
TOTAL COMMON STOCKS (Cost $19,468,187)		34,980,705
Convertible Preferred Stocks - 0.2%

TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Capital Trust $3.125 TIDES (a)(e) (Cost $68,850)	1,377,000	66,096
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
TECHNOLOGY - 0.1%
Computers & Office Equipment - 0.1%
Juniper Networks, Inc. 4.75% 3/15/07	B-	$ 37,600	35,109
Electronics - 0.0%
Vitesse Semiconductor Corp. 4% 3/15/05 (e)	B2	26,697	24,828
TOTAL TECHNOLOGY			59,937
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - 0.2%
Cellular - 0.2%
Nextel Communications, Inc.:
5.25% 1/15/10 (e)	B1	$ 50,000	$ 41,875
5.25% 1/15/10	B1	25,500	21,356
			63,231
TOTAL CONVERTIBLE BONDS (Cost $134,097)			123,168
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 5.21% to 6.05% 3/1/01 to 4/12/01 (f)	-	116,700	115,806
U.S. Treasury Bonds 8.125% 8/15/19	Aaa	10,000	12,873
TOTAL U.S. TREASURY OBLIGATIONS (Cost $125,967)			128,679
Cash Equivalents - 10.4%
	Shares
Fidelity Cash Central Fund, 6.14% (c)	4,072,848,860	4,072,849
Fidelity Securities Lending Cash Central Fund, 6.11% (c)	6,548,629	6,549
TOTAL CASH EQUIVALENTS (Cost $4,079,398)		4,079,398
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $23,876,499)		39,378,046
NET OTHER ASSETS - (0.7)%		(266,671)
NET ASSETS - 100%		$ 39,111,375
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
5,800 S&P 500 Stock Index Contracts	March 2001	$ 1,990,705	$ (15,006)
The face value of futures purchased as a percentage of net assets - 5.1%
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $132,799,000 or 0.3% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $114,809,000.
Income Tax Information

At January 31, 2001, the aggregate cost of investment securities for income tax purposes was $24,017,063,000. Net unrealized appreciation aggregated $15,360,983,000, of which $16,107,128,000 related to appreciated investment securities and $746,145,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $23,876,499) - See accompanying schedule		$ 39,378,046
Receivable for investments sold		410,049
Receivable for fund shares sold		42,161
Dividends receivable		25,075
Interest receivable		24,469
Other receivables		1,172
Total assets		39,880,972
Liabilities
Payable for investments purchased	$ 533,273
Payable for fund shares redeemed	194,281
Accrued management fee	15,493
Payable for daily variation on futures contracts	13,195
Other payables and accrued expenses	6,806
Collateral on securities loaned, at value	6,549
Total liabilities		769,597
Net Assets		$ 39,111,375
Net Assets consist of:
Paid in capital		$ 23,607,684
Undistributed net investment income		44,336
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,486,527
Net Assets, for 940,530 shares outstanding		$ 39,111,375
Net Asset Value, offering price and redemption price per share ($39,111,375 ÷ 940,530 shares)		$41.58

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)
Investment Income Dividends (including $6,941 received from affiliated issuers)		$ 204,704
Interest		107,804
Security lending		8
Total income		312,516
Expenses
Management fee	$ 97,500
Transfer agent fees	39,263
Accounting and security lending fees	833
Non-interested trustees' compensation	61
Custodian fees and expenses	222
Registration fees	59
Audit	106
Legal	57
Interest	10
Miscellaneous	752
Total expenses before reductions	138,863
Expense reductions	(2,875)	135,988
Net investment income		176,528
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $48,485 on sales of investments in affiliated issuers)	885,183
Foreign currency transactions	(72)
Futures contracts	(58,657)	826,454
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,162,464)
Assets and liabilities in foreign currencies	14
Futures contracts	(8,195)	(2,170,645)
Net gain (loss)		(1,344,191)
Net increase (decrease) in net assets resulting from operations		$ (1,167,663)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 176,528	$ 370,848
Net realized gain (loss)	826,454	3,578,079
Change in net unrealized appreciation (depreciation)	(2,170,645)	(1,211,010)
Net increase (decrease) in net assets resulting from operations	(1,167,663)	2,737,917
Distributions to shareholders From net investment income	(163,436)	(380,427)
From net realized gain	(3,483,664)	(2,962,705)
Total distributions	(3,647,100)	(3,343,132)
Share transactions Net proceeds from sales of shares	2,332,235	5,444,336
Reinvestment of distributions	3,543,924	3,243,498
Cost of shares redeemed	(3,389,972)	(15,237,863)
Net increase (decrease) in net assets resulting from share transactions	2,486,187	(6,550,029)
Total increase (decrease) in net assets	(2,328,576)	(7,155,244)
Net Assets
Beginning of period	41,439,951	48,595,195
End of period (including undistributed net investment income of $44,336 and $31,244, respectively)	$ 39,111,375	$ 41,439,951
Other Information Shares
Sold	52,832	118,963
Issued in reinvestment of distributions	79,683	71,370
Redeemed	(76,887)	(333,505)
Net increase (decrease)	55,628	(143,172)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2001	Years ended July 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 46.83	$ 47.27	$ 43.73	$ 38.50	$ 28.20	$ 25.10
Income from Investment Operations
Net investment income	.19 D	.38 D	.39 D	.41 D	.46 D	.49
Net realized and unrealized gain (loss)	(1.35)	2.47	5.69	6.59	11.44	3.99
Total from investment operations	(1.16)	2.85	6.08	7.00	11.90	4.48
Less Distributions
From net investment income	(.18)	(.39)	(.38)	(.41)	(.48)	(.48)
From net realized gain	(3.91)	(2.90)	(2.16)	(1.36)	(1.12)	(.90)
Total distributions	(4.09)	(3.29)	(2.54)	(1.77)	(1.60)	(1.38)
Net asset value, end of period	$ 41.58	$ 46.83	$ 47.27	$ 43.73	$ 38.50	$ 28.20
Total Return B, C	(2.92)%	6.34%	15.20%	19.06%	44.16%	18.39%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 39,111	$ 41,440	$ 48,595	$ 44,361	$ 34,284	$ 19,206
Ratio of expenses to average net assets	.67% A	.67%	.68%	.69%	.73%	.75%
Ratio of expenses to average net assets after expense reductions	.66% A, E	.66% E	.66% E	.68% E	.71% E	.74% E
Ratio of net invest- ment income to average net assets	.85% A	.82%	.88%	1.02%	1.43%	1.82%
Portfolio turnover rate	46% A	41%	35%	32%	38%	41%

A Annualized

B Total returns for periods of less than one year are not annualized

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. Effective December 18, 2000, the fund was reopened to new accounts. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accrection of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of

Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,712,321,000 and $12,349,099,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $4,452,106,000 and $2,610,384,000, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .47% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the funds. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $897,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending - continued

loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $6,069,000. The fund received cash collateral of $6,549,000 which was invested in cash equivalents.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $50,154,000. The weighted average interest rate was 7.06%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,071,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $1,803,000, respectively, under these arrangements.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
C.R. Bard, Inc.	$ 19,457	$ 3,127	$ 1,895	$ 209,111
CBL & Associates Properties, Inc.	-	15,639	931	-
Ceridian Corp.	14,726	25,823	-	-
Unifi, Inc.	-	49,921	-	-
USA Education, Inc.	48,609	46,382	4,115	790,668
TOTALS	$ 82,792	$ 140,892	$ 6,941	$ 999,779

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

Steven Kaye, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan ® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

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GAI-SANN-0301 127077
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Leveraged Company Stock

Fund

Semiannual Report

January 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Period ended January 31, 2001	Life of fund
Fidelity ® Leveraged Company Stock	14.00%
S&P 500 ®	4.75%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on December 19, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. The benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an attempt to ignite a slowing economy, the Federal Reserve Board made an uncharacteristic move on January 3, 2001, by cutting key interest rates one-half percentage point. The cut marked the first time since October 1998 that the Fed resorted to such decisive action between regularly scheduled policy meetings. Later that month at its scheduled meeting, the Fed reduced rates another one-half percentage point, citing an erosion in business and consumer confidence and damage to the economy from rising energy costs. The Fed's decision to shift its policy stance from a tightening bias earlier in the period to one of easing was well-received by the equity markets. The NASDAQ Composite Index, for example, rose a record 14.2% on January 3 alone. However, while most of the major equity indexes rose briskly in January, in some cases those gains weren't enough to offset weaker returns generated in the first five months of the six-month period that ended January 31, 2001. Specifically, the tech-heavy NASDAQ fell 26.32% and the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, declined 3.98% during the period. Meanwhile, the Russell 2000® Index, a benchmark of smaller companies, rose 2.31% and the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a return of 4.29%.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Leveraged Company Stock Fund

Q. David, how did the fund perform?

A. Since its inception on December 19, 2000, through January 31, 2001, the fund posted a total return of 14.00%. Although it's difficult to make a meaningful performance comparison over such a short time frame, the Standard & Poor's 500 Index returned 4.75% during the same period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. Can you please review the fund's focus?

A. The fund will focus on stocks of companies with leveraged capital structures - the kinds of companies that issue high-yield, or junk bonds - with a goal of capital appreciation. The fund will normally invest at least 65% of its assets in stocks, primarily in issuers of lower-quality debt and other companies with leveraged capital structures. The fact that a company is leveraged typically causes its equity value to change more rapidly. Leverage can magnify the

Semiannual Report

Fund Talk: The Manager's Overview - continued

adverse or positive impact of political, regulatory, market or economic developments on a company. While shareholders should know that this attribute can lead to some temporary volatility, it's our intention to seek out those companies whose leverage will enable them to experience rapid upward moves in their equity prices. The fund does not plan to take either a strict value or growth approach to investing.

Q. Is the leveraged company universe limited to certain sectors?

A. No, it's not. Leveraged companies exist in most areas of the market. MCI and Turner Broadcasting were good examples of companies that used leverage very effectively, and subsequently grew to become enormously successful companies. During the past few years, many media and telecommunications companies have issued high-yield debt to fund their network build-out and operations, so the junk bond market is commonly seen as being significantly represented by these high-growth industries. However, many leveraged companies come from what are considered defensive industries, including health care, energy and real estate. These "old economy" companies use leverage as a sort of financial engineering tool, to either buy back stock or make an acquisition that enables them to earn a return that is greater than the cost for purchasing the capital of the acquired firm. The fund intends to take advantage of opportunities throughout a fairly large universe of potential investments. The total market capitalization of leveraged companies currently is about $4 trillion, and includes companies with debt rated BBB and below. Some of the companies in the leveraged company universe are large-cap, well-known companies, including AOL Time Warner, Phillips Petroleum, Echostar, Nextel, HCA and Tenet Healthcare.

Q. Even though the fund is new, where have you found opportunities?

A. When the fund commenced operations, we felt that the most attractive areas of the leveraged company market were those sectors that had been particularly beaten down in 2000. This group included the media and telecommunications sectors, which suffered severe share-price declines throughout much of the past year due to a whole host of concerns related to their future earnings growth. Our feeling was that these stocks were selling at particularly cheap valuations. We believed these more dynamic sectors would benefit once investors became emboldened by the beneficial effects of cuts in short-term interest rates by the Federal Reserve Board. In anticipation of Fed rate cuts in early 2001 - the Fed lowered a key short-term rate two times in January 2001 - we felt the time was right to invest in these sectors. Indeed, the market seemed willing to give value once again to these companies' future earnings growth potential.

Q. What's your outlook, David?

A. I think the outlook for leveraged companies in 2001 is pretty good. It appears that the Fed will continue to cut interest rates. In addition, it looks as if President Bush will accomplish at least some form of a tax cut. Historically, both rate cuts and tax cuts have been positive influences on the economy and stock market. Further, the impact of lower interest rates and a stronger economy is typically more pronounced on leveraged equities, because lower interest rates reduce borrowing costs and a stronger economy improves their fundamental outlook.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Fund number: 122

Trading symbol: FLVCX

Start date: December 19, 2000

Size: as of January 31, 2001, more than $93 million

Manager: David Glancy, since inception; manager, Fidelity Advisor High Income Fund, 1999-2001; Fidelity Capital & Income Fund, since 1996; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

3

David Glancy on his investment approach:

"In managing Fidelity Leveraged Company Stock Fund, I look for companies that are purposely using leverage - meaning debt - to grow, augment or enhance their return on equity. I look for companies with good fundamentals - business prospects - that are using leverage effectively. I intend to avoid companies with bad fundamentals, including those that used poor judgment to borrow in order to fund an ill-conceived idea.

"While the fund does have the ability to invest in beaten-down stocks, I don't intend to focus on troubled companies whose only value lies in their liquidation value. Instead, I'll aim to invest in healthy firms that I believe offer solid fundamentals, and whose leverage is working to help them achieve their business plans, thrive and grow. Ideally, I'm looking for situations where a company's leverage is an attribute for its long-term growth, not a burden that weighs down its long-term prospects."

Semiannual Report

Investment Summary

Top Ten Stocks as of January 31, 2001
% of fund's net assets
EchoStar Communications Corp. Class A	9.2
OpenTV Corp.	2.9
DaVita, Inc.	2.9
AMC Entertainment, Inc.	2.6
Loral Space & Communications Ltd.	2.3
American Financial Group, Inc.	2.1
AOL Time Warner, Inc.	2.1
CMS Energy Corp.	1.6
Packaging Corp. of America	1.5
General Motors Corp. Class H	1.5
28.7
Top Five Market Sectors as of January 31, 2001
% of fund's net assets
Media & Leisure	22.3
Utilities	11.4
Technology	11.0
Finance	7.6
Energy	7.3
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *
Stocks 87.8%
Bonds 2.2%
Convertible Securities 0.3%
Short-Term Investments and Net Other Assets 9.7%
* Foreign investments	9.5%

Semiannual Report

Investments January 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.9%
Aerospace & Defense - 0.6%
Aviall, Inc.	35,300	$ 255,925
Lockheed Martin Corp.	7,200	249,696
		505,621
Defense Electronics - 0.3%
Raytheon Co. Class B	8,260	290,669
TOTAL AEROSPACE & DEFENSE		796,290
BASIC INDUSTRIES - 5.1%
Chemicals & Plastics - 1.6%
Associated Materials, Inc.	1,350	22,781
Georgia Gulf Corp.	6,750	114,683
Lyondell Chemical Co.	12,850	208,813
Millennium Chemicals, Inc.	24,150	407,411
Peak International Ltd. (a)	4,500	35,156
Sealed Air Corp. (a)	12,900	410,607
Solutia, Inc.	5,410	67,950
Terra Industries, Inc. (a)	61,500	193,725
		1,461,126
Iron & Steel - 0.5%
AK Steel Holding Corp.	22,000	205,920
Allegheny Technologies, Inc.	14,730	248,201
		454,121
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	13,200	154,440
Packaging & Containers - 1.8%
Owens-Illinois, Inc. (a)	32,160	263,712
Packaging Corp. of America	102,840	1,450,044
		1,713,756
Paper & Forest Products - 1.0%
Albany International Corp. Class A	21,000	350,700
Bowater, Inc.	2,660	140,315
Georgia-Pacific Group	2,600	80,366
Smurfit-Stone Container Corp. (a)	28,260	409,770
		981,151
TOTAL BASIC INDUSTRIES		4,764,594
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - 5.7%
Building Materials - 1.6%
American Standard Companies, Inc. (a)	25,000	$ 1,290,250
Hexcel Corp. (a)	15,700	183,690
Sherwin-Williams Co.	200	5,370
		1,479,310
Real Estate - 0.8%
LNR Property Corp.	15,200	441,560
ResortQuest International, Inc. (a)	27,800	204,052
Trizec Hahn Corp. (sub. vtg.)	6,490	108,051
		753,663
Real Estate Investment Trusts - 3.3%
Apartment Investment & Management Co. Class A	6,080	280,288
AvalonBay Communities, Inc.	800	38,872
BRE Properties, Inc. Class A	1,900	56,848
Crescent Real Estate Equities Co.	49,820	1,119,455
Duke-Weeks Realty Corp.	3,220	80,436
ElderTrust	27,200	95,200
Equity Office Properties Trust	9,080	276,940
Equity Residential Properties Trust (SBI)	850	44,523
FelCor Lodging Trust, Inc.	11,420	274,080
General Growth Properties, Inc.	1,070	40,671
MeriStar Hospitality Corp.	19,000	416,100
National Health Investors, Inc.	15,900	155,184
Pinnacle Holdings, Inc. (a)	1,130	13,843
Public Storage, Inc.	2,000	52,000
Simon Property Group, Inc.	3,900	102,687
Vornado Realty Trust	1,100	40,040
		3,087,167
TOTAL CONSTRUCTION & REAL ESTATE		5,320,140
DURABLES - 2.4%
Autos, Tires, & Accessories - 0.3%
AutoZone, Inc. (a)	10,620	276,439
Lear Corp. (a)	100	2,909
		279,348
Consumer Electronics - 1.8%
Black & Decker Corp.	5,350	239,413
General Motors Corp. Class H	51,370	1,437,333
		1,676,746
Common Stocks - continued
	Shares	Value (Note 1)
DURABLES - continued
Textiles & Apparel - 0.3%
Brown Shoe Co., Inc.	1,700	$ 27,812
Perry Ellis International, Inc. (a)	470	2,820
Polymer Group, Inc.	35,140	242,466
Tropical Sportswear International Corp. (a)	170	2,561
		275,659
TOTAL DURABLES		2,231,753
ENERGY - 7.3%
Energy Services - 3.2%
ENSCO International, Inc.	100	3,605
Global Marine, Inc. (a)	100	2,875
Grey Wolf, Inc. (a)	3,400	20,910
Input/Output, Inc. (a)	7,400	88,800
Key Energy Services, Inc. (a)	112,850	1,303,418
Lone Star Technologies, Inc. (a)	4,960	186,496
Maverick Tube Corp. (a)	8,970	229,453
Nabors Industries, Inc. (a)	1,100	64,911
Parker Drilling Co. (a)	30,700	177,139
Patterson Energy, Inc. (a)	500	18,531
Pride International, Inc. (a)	1,900	46,740
Rowan Companies, Inc. (a)	12,000	327,600
Transocean Sedco Forex, Inc.	7,500	340,875
UTI Energy Corp. (a)	600	19,794
Varco International, Inc. (a)	5,340	111,125
		2,942,272
Oil & Gas - 4.1%
Barrett Resources Corp. (a)	300	13,650
Chesapeake Energy Corp. (a)	85,600	737,872
Conoco, Inc. Class A	31,030	854,877
Cross Timbers Oil Co.	400	8,280
Forest Oil Corp. (a)	360	12,060
Gulf Canada Resources Ltd. (a)	119,390	649,292
Louis Dreyfus Natural Gas Corp. (a)	4,600	156,860
Ocean Energy, Inc.	7,900	137,539
Phillips Petroleum Co.	5,180	303,703
Plains Resources, Inc. (a)	17,800	375,936
Tosco Corp.	1,300	43,927
USX - Marathon Group	3,200	87,552
Valero Energy Corp.	1,200	41,460
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Vintage Petroleum, Inc.	2,500	$ 46,275
Western Gas Resources, Inc.	13,300	355,110
		3,824,393
TOTAL ENERGY		6,766,665
FINANCE - 7.5%
Banks - 1.8%
Commerce Bancorp, Inc.	1,400	84,700
First Union Corp.	9,100	308,763
Firstar Corp.	3,800	89,680
Hibernia Corp. Class A	700	10,213
Marshall & Ilsley Corp.	5,500	298,595
North Fork Bancorp, Inc.	13,940	341,251
SouthTrust Corp.	1,000	44,375
Synovus Finanical Corp.	5,700	157,719
Trustmark Corp.	18,400	385,250
		1,720,546
Credit & Other Finance - 0.8%
AmeriCredit Corp. (a)	8,100	286,335
CompuCredit Corp. (a)	15,440	132,205
Greenpoint Financial Corp.	300	10,575
Metris Companies, Inc.	10,500	277,200
		706,315
Insurance - 3.2%
American Financial Group, Inc.	73,340	1,965,512
Conseco, Inc.	7,600	128,288
Markel Corp. (a)	2,500	411,875
Vesta Insurance Group Corp.	60,000	465,600
		2,971,275
Savings & Loans - 1.7%
Astoria Financial Corp.	500	26,094
Dime Bancorp, Inc.	33,900	938,691
Dime Bancorp, Inc. warrants 12/31/49 (a)	1,200	300
Golden State Bancorp, Inc.	22,900	618,300
Superior Financial Corp. (a)	440	5,830
		1,589,215
TOTAL FINANCE		6,987,351
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - 4.8%
Medical Facilities Management - 4.8%
DaVita, Inc. (a)	136,470	$ 2,667,989
Express Scripts, Inc. Class A (a)	900	83,531
HCA - The Healthcare Co.	5,250	196,403
HEALTHSOUTH Corp. (a)	1,200	17,940
Humana, Inc. (a)	2,900	34,655
Laboratory Corp. of America Holdings (a)	4,910	668,840
PacifiCare Health Systems, Inc. (a)	12,000	291,750
Res-Care, Inc. (a)	22,300	132,406
Tenet Healthcare Corp.	9,160	399,559
		4,493,073
HOLDING COMPANIES - 0.1%
Leucadia National Corp.	3,110	103,719
INDUSTRIAL MACHINERY & EQUIPMENT - 6.0%
Electrical Equipment - 4.7%
Anixter International, Inc.	4,900	137,347
California Amplifier, Inc. (a)	54,540	746,516
Gilat Satellite Networks Ltd. (a)	34,240	1,348,200
Loral Space & Communications Ltd. (a)	362,110	2,136,449
		4,368,512
Industrial Machinery & Equipment - 1.0%
Exide Corp.	23,700	241,740
Terex Corp. (a)	22,590	409,783
Trikon Technologies, Inc. (a)	16,320	244,800
		896,323
Pollution Control - 0.3%
Allied Waste Industries, Inc. (a)	6,610	98,820
Republic Services, Inc. (a)	10,640	146,300
Waste Management, Inc.	3,190	77,836
		322,956
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		5,587,791
MEDIA & LEISURE - 22.3%
Broadcasting - 13.4%
Acme Communications, Inc. (a)	43,840	520,600
AT&T Corp. - Liberty Media Group Class A	18,280	308,932
EchoStar Communications Corp. Class A (a)	278,180	8,588,793
Pegasus Communications Corp. (a)	33,160	880,813
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc. Class A (a)	21,870	$ 349,920
Sirius Satellite Radio, Inc. (a)	25,370	802,326
UnitedGlobalCom, Inc. Class A (a)	40,460	740,924
Xm Satellite Radio Holdings, Inc. Class A (a)	17,570	331,634
		12,523,942
Entertainment - 5.0%
AMC Entertainment, Inc. (a)	438,680	2,456,608
Bally Total Fitness Holding Corp. (a)	11,200	337,120
Carnival Corp.	31,100	1,003,286
Hollywood Entertainment Corp. (a)	83,100	85,697
Royal Caribbean Cruises Ltd.	8,100	212,058
Six Flags, Inc. (a)	11,800	248,154
Viacom, Inc. Class A	6,200	347,138
		4,690,061
Leisure Durables & Toys - 0.4%
Brunswick Corp.	440	8,593
Mattel, Inc.	26,400	392,304
		400,897
Lodging & Gaming - 2.0%
Anchor Gaming (a)	16,100	857,325
Harrah's Entertainment, Inc. (a)	3,400	99,892
Hilton Hotels Corp.	34,970	414,045
Marriott International, Inc. Class A	100	4,616
Starwood Hotels & Resorts Worldwide, Inc. unit	11,600	446,600
		1,822,478
Publishing - 0.6%
Belo Corp. Class A	10,000	188,700
Media General, Inc. Class A	6,800	340,136
		528,836
Restaurants - 0.9%
Jack in the Box, Inc. (a)	2,200	61,600
Tricon Global Restaurants, Inc. (a)	20,410	735,168
		796,768
TOTAL MEDIA & LEISURE		20,762,982
NONDURABLES - 0.8%
Foods - 0.1%
Earthgrains Co.	7,400	140,748
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - 0.3%
Elizabeth Arden, Inc. (a)	18,400	$ 244,950
Tobacco - 0.4%
DIMON, Inc.	58,100	348,600
TOTAL NONDURABLES		734,298
RETAIL & WHOLESALE - 2.0%
Apparel Stores - 0.2%
AnnTaylor Stores Corp. (a)	2,990	87,757
Gymboree Corp. (a)	1,401	20,139
J. Baker, Inc.	70	464
Venator Group, Inc. (a)	4,400	56,980
		165,340
General Merchandise Stores - 0.4%
Dillards, Inc. Class A	7,800	118,872
Federated Department Stores, Inc. (a)	4,500	200,520
JCPenney Co., Inc.	4,600	64,262
Kmart Corp. (a)	1,430	12,513
		396,167
Grocery Stores - 1.4%
Kroger Co. (a)	9,600	235,680
Pathmark Stores, Inc. (a)	66,860	1,111,548
		1,347,228
TOTAL RETAIL & WHOLESALE		1,908,735
SERVICES - 1.8%
Advertising - 0.1%
Lamar Advertising Co. Class A (a)	2,300	108,819
Educational Services - 0.2%
Edison Schools, Inc. (a)	3,900	131,625
Services - 1.5%
FreeMarkets, Inc. (a)	59,400	1,392,188
Iron Mountain, Inc. (a)	80	2,976
		1,395,164
TOTAL SERVICES		1,635,608
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - 9.7%
Computer Services & Software - 6.9%
Aether Systems, Inc. (a)	10,200	$ 513,188
AOL Time Warner, Inc. (a)	36,750	1,931,580
Digex, Inc. Class A (a)	18,600	510,338
Exodus Communications, Inc. (a)	11,150	296,869
Midway Games, Inc. (a)	31,300	220,978
OpenTV Corp. (a)	112,600	2,681,288
Openwave Systems, Inc. (a)	4,300	297,775
		6,452,016
Computers & Office Equipment - 0.6%
Apple Computer, Inc. (a)	23,000	497,375
Electronic Instruments - 0.1%
Acterna Corp. (a)	930	19,530
Teradyne, Inc. (a)	2,200	96,404
		115,934
Electronics - 1.7%
Advanced Micro Devices, Inc. (a)	2,500	61,500
California Micro Devices Corp. (a)	58,010	536,593
Celeritek, Inc. (a)	8,100	138,206
ChipPac, Inc.	33,540	184,470
Flextronics International Ltd. (a)	13,270	505,919
Micron Technology, Inc. (a)	3,700	169,349
		1,596,037
Photographic Equipment - 0.4%
IMAX Corp. (a)	74,170	331,602
TOTAL TECHNOLOGY		8,992,964
TRANSPORTATION - 0.2%
Railroads - 0.2%
CSX Corp.	7,200	219,600
Union Pacific Corp.	300	15,894
		235,494
UTILITIES - 11.2%
Cellular - 1.9%
Millicom International Cellular SA (a)	7,000	211,313
Nextel Communications, Inc. Class A (a)	35,800	1,228,388
Nextel Partners, Inc. Class A	4,700	97,525
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Cellular - continued
TeleCorp PCS, Inc. Class A (a)	8,600	$ 205,325
Triton PCS Holdings, Inc. Class A (a)	1,100	47,163
		1,789,714
Electric Utility - 2.6%
AES Corp. (a)	6,940	399,952
CMS Energy Corp.	49,570	1,462,315
Dominion Resources, Inc.	5,500	339,900
Entergy Corp.	900	31,878
FirstEnergy Corp.	2,350	65,448
Public Service Enterprise Group, Inc.	1,600	65,456
		2,364,949
Gas - 0.1%
Atmos Energy Corp.	5,130	125,531
Telephone Services - 6.6%
Allegiance Telecom, Inc. (a)	2,630	87,448
Asia Global Crossing Ltd. Class A	61,340	686,241
AT&T Corp.	19,810	475,242
Focal Communications Corp. (a)	78,100	1,361,869
Global Crossing Ltd. (a)	4,700	103,494
Jazztel PLC sponsored ADR (a)	51,100	887,863
Level 3 Communications, Inc. (a)	1,300	52,894
Metromedia Fiber Network, Inc. Class A (a)	38,430	612,478
RCN Corp.	85,000	1,030,625
Versatel Telecom International NV sponsored ADR (a)	9,500	134,781
WinStar Communications, Inc. (a)	5,000	93,438
XO Communications, Inc. Class A (a)	23,410	576,471
		6,102,844
TOTAL UTILITIES		10,383,038
TOTAL COMMON STOCKS (Cost $78,141,340)		81,704,495
Corporate Bonds - 2.5%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.3%
TECHNOLOGY - 0.3%
Computer Services & Software - 0.3%
Covad Communications Group, Inc. 6% 9/15/05 (c)	Caa1	$ 1,000,000	$ 342,500
Nonconvertible Bonds - 2.2%
BASIC INDUSTRIES - 0.1%
Chemicals & Plastics - 0.1%
Agricultural Minerals & Chemicals 10.75% 9/30/03	Caa2	130,000	103,350
Metals & Mining - 0.0%
Better Minerals & Aggregates Co. 13% 9/15/09	B3	45,000	37,125
TOTAL BASIC INDUSTRIES			140,475
FINANCE - 0.1%
Credit & Other Finance - 0.1%
Finova Capital Corp. 7.25% 11/8/04	Caa2	65,000	48,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Thermadyne Holdings Corp. 0% 6/1/08 (b)	Caa3	45,000	1,350
NONDURABLES - 0.5%
Foods - 0.5%
Chiquita Brands International, Inc.:
9.125% 3/1/04	Ca	30,000	13,500
9.625% 1/15/04	Ca	1,000,000	466,250
			479,750
RETAIL & WHOLESALE - 0.3%
Drug Stores - 0.3%
Rite Aid Corp.:
6.875% 8/15/13	Caa3	125,000	45,000
7.375% 12/15/28 (c)	Caa3	20,000	7,600
7.7% 2/15/27	Caa3	50,000	17,500
10.5% 9/15/02 (c)	Caa1	190,000	152,000
			222,100
General Merchandise Stores - 0.0%
JCPenney Co., Inc. 6.5% 6/15/02	Baa3	25,000	22,594
TOTAL RETAIL & WHOLESALE			244,694
Corporate Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - 1.0%
Computer Services & Software - 1.0%
Covad Communications Group, Inc. 12% 2/15/10	Caa1	$ 100,000	$ 31,500
Exodus Communications, Inc. 10.75% 12/15/09	B3	1,000,000	945,000
			976,500
UTILITIES - 0.2%
Electric Utility - 0.1%
Southern California Edison Co. 5.625% 10/1/02	B3	65,000	59,150
Telephone Services - 0.1%
Asia Global Crossing Ltd. 13.375% 10/15/10 (c)	B2	45,000	45,788
RCN Corp. 10% 10/15/07	B3	80,000	45,600
			91,388
TOTAL UTILITIES			150,538
TOTAL NONCONVERTIBLE BONDS			2,041,407
TOTAL CORPORATE BONDS (Cost $2,381,227)			2,383,907
Cash Equivalents - 26.5%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 5.67%, dated 1/31/01 due 2/1/01 (Cost $24,662,000)	$ 24,665,885	$ 24,662,000
TOTAL INVESTMENT PORTFOLIO - 116.8% (Cost $105,184,567)		108,750,402
NET OTHER ASSETS - (16.8)%		(15,668,159)
NET ASSETS - 100%		$ 93,082,243
Legend
(a) Non-income producing
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $547,888 or 0.6% of net assets.

Income Tax Information

At January 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $105,815,502. Net unrealized appreciation aggregated $2,934,900, of which $5,017,400 related to appreciated investment securities and $2,082,500 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $24,662,000) (cost $105,184,567) - See accompanying schedule		$ 108,750,402
Cash		10,023
Receivable for fund shares sold		4,186,938
Dividends receivable		38,516
Interest receivable		68,537
Redemption fees receivable		72
Prepaid expenses		28,812
Total assets		113,083,300
Liabilities
Payable for investments purchased	$ 19,933,982
Payable for fund shares redeemed	4,800
Accrued management fee	19,545
Other payables and accrued expenses	42,730
Total liabilities		20,001,057
Net Assets		$ 93,082,243
Net Assets consist of:
Paid in capital		$ 89,200,366
Undistributed net investment income		56,896
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,146
Net unrealized appreciation (depreciation) on investments		3,565,835
Net Assets, for 8,166,340 shares outstanding		$ 93,082,243
Net Asset Value, offering price and redemption price per share ($93,082,243 ÷ 8,166,340 shares)		$11.40

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	December 19, 2000 (commencement of operations) to January 31, 2001 (Unaudited)
Investment Income Dividends		$ 42,293
Interest		52,768
Total income		95,061
Expenses
Management fee	$ 20,412
Transfer agent fees	2,626
Accounting fees and expenses	6,750
Non-interested trustees' compensation	1
Custodian fees and expenses	910
Registration fees	3,666
Audit	3,908
Total expenses before reductions	38,273
Expense reductions	(108)	38,165
Net investment income		56,896
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	259,067
Foreign currency transactions	79	259,146
Change in net unrealized appreciation (depreciation) on investment securities		3,565,835
Net gain (loss)		3,824,981
Net increase (decrease) in net assets resulting from operations		$ 3,881,877

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

December 19, 2000 (commencement of operations) to January 31, 2001 (Unaudited)
Increase (Decrease) in Net Assets
Operations Net investment income	$ 56,896
Net realized gain (loss)	259,146
Change in net unrealized appreciation (depreciation)	3,565,835
Net increase (decrease) in net assets resulting from operations	3,881,877
Share transactions Net proceeds from sales of shares	89,374,430
Cost of shares redeemed	(176,715)
Net increase (decrease) in net assets resulting from share transactions	89,197,715
Redemption fees	2,651
Total increase (decrease) in net assets	93,082,243
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $56,896)	$ 93,082,243
Other Information Shares
Sold	8,182,320
Redeemed	(15,980)
Net increase (decrease)	8,166,340

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

January 31, 2001 E
(Unaudited)
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.02
Net realized and unrealized gain (loss)	1.38
Total from investment operations	1.40
Redemption fees added to paid in capital	.00
Net asset value, end of period	$ 11.40
Total Return B, C	14.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 93,082
Ratio of expenses to average net assets	1.18% A
Ratio of expenses to average net assets after expense reductions	1.17% A, F
Ratio of net investment income to average net assets	1.75% A
Portfolio turnover rate	148% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 19, 2000 (commencement of operations) to January 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of the fund for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $87,475,637 and $7,212,137, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .63% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $8,568 for the period.

5. Expense Reductions.

Through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $108, under this arrangement.

Semiannual Report

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(phone_graphic)

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* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

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Semiannual Report

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Semiannual Report

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Abigail P. Johnson, Vice President

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Ralph F. Cox *

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Robert M. Gates *

Edward C. Johnson 3d

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Marie L. Knowles *

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Fidelity®

OTC

Portfolio

Semiannual Report

January 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Hoping to ward off the possible start of a recession, the Federal Reserve Board implemented two 0.50% interest rate reductions in January 2001. These actions boosted stocks - at least for the first month of the year - as most bellwether U.S. equity indexes posted gains. The rate cuts also reinvigorated high-yield bonds, an asset class that struggled in 2000, but which was one of the strongest performers in early 2001.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC	-27.62%	-22.46%	145.48%	467.15%
NASDAQ	-26.32%	-29.50%	166.70%	623.03%
Mid-Cap Funds Average	-1.26%	9.19%	124.12%	378.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite Index - a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 527 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 6 of this report.*

Average Annual Total Returns

Periods ended January 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity OTC	-22.46%	19.67%	18.95%
NASDAQ	-29.50%	21.68%	21.88%
Mid-Cap Funds Average	9.19%	17.01%	16.54%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity OTC Portfolio on January 31, 1991. As the chart shows, by January 31, 2001, the value of the investment would have grown to $56,715 - a 467.15% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $72,303 - a 623.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of January 31, 2001, the six month, one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, -13.29%, -7.52%, 146.33%, and 429.61%, respectively. The one year, five year and 10 year average annual total returns were, -7.52%, 19.29%, and 17.75%. The six month, one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were, -1.28, 4.88%, 116.29%, and 354.74%, respectively. The one year, five year and 10 year average annual total returns were, 4.88%, 16.23%, and 15.96%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an attempt to ignite a slowing economy, the Federal Reserve Board made an uncharacteristic move on January 3, 2001, by cutting key interest rates one-half percentage point. The cut marked the first time since October 1998 that the Fed resorted to such decisive action between regularly scheduled policy meetings. Later that month at its scheduled meeting, the Fed reduced rates another one-half percentage point, citing an erosion in business and consumer confidence and damage to the economy from rising energy costs. The Fed's decision to shift its policy stance from a tightening bias earlier in the period to one of easing was well-received by the equity markets. The NASDAQ Composite Index, for example, rose a record 14.2% on January 3 alone. However, while most of the major equity indexes rose briskly in January, in some cases those gains weren't enough to offset weaker returns generated in the first five months of the six-month period that ended January 31, 2001. Specifically, the tech-heavy NASDAQ fell 26.32% and the Standard & Poor's 500SM Index, a benchmark of 500 larger companies, declined 3.98% during the period. Meanwhile, the Russell 2000® Index, a benchmark of smaller companies, rose 2.31% and the blue chips' benchmark, the Dow Jones Industrial Average, finished the period with a return of 4.29%.

(Portfolio Manager photograph)
An interview with Jason Weiner, Portfolio Manager of Fidelity OTC Portfolio

Q. How did the fund perform, Jason?

A. It was a particularly difficult period for the fund and the OTC market. For the six months that ended January 31, 2001, the fund returned -27.62%, trailing the NASDAQ Composite Index and the mid-cap funds average tracked by Lipper Inc., which returned -26.32% and -1.26%, respectively. For the 12-month period that ended January 31, 2001, the fund returned -22.46%, topping the NASDAQ, which was down 29.50%. The Lipper average returned 9.19% during this same time frame.

Q. Why did the fund underperform both its index and peer group during the six-month period?

A. Since the fund focuses on OTC securities that make up the NASDAQ, it was heavily exposed to the downward movement that plagued this technology-laden index during the period. Strong security selection within technology helped our tech holdings outperform those of the index and helped boost relative returns. However, not owning enough of the more underrepresented sectors in the NASDAQ that fared extremely well - namely health and financial stocks - overwhelmed the advantage gained from stock picking in technology. On a competitive basis, the fund's charter to emphasize OTC names hurt performance relative to the Lipper average. Although I increased the fund's investments in non-OTC stocks over the period, the fund's peers were generally more diversified and, thus, more exposed to the style rotation from growth to value that lifted other areas of the broader market that the fund, by its nature, does not emphasize.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did some of your principal strategies play out for the fund?

A. Within technology, we benefited from maintaining an emphasis on higher-quality, bluer-chip names, which helped limit our downside when market conditions began to deteriorate. Investing in companies both inside and outside of the index, such as Microsoft and EMC, respectively - which I felt were less volatile than the average NASDAQ name - helped reduce our risk exposure relative to the index. Growing increasingly concerned about the macro-economic environment in the fourth quarter, I assumed a more conservative posture that took a couple of forms. First, at times, the fund held a higher-than-normal cash position, which, as it turned out, benefited performance. Second, I looked to add more stability to the portfolio by trying to avoid the most excessively valued tech stocks where fundamentals were weakening, particularly among communications chip and optical component suppliers, both of which suffered from inventory oversupply. Anticipating an inventory correction, I shifted my emphasis from the more vulnerable component manufacturers to the systems companies that consume components. Unfortunately, the inventory correction came with a sudden deceleration in economic growth, which induced a steep decline in most areas of the sector during the autumn months. I increased the health weighting and added some financial and energy holdings as the period progressed, which helped soften the blow a bit, but fund performance still suffered.

Q. What stocks helped the most? Which hurt?

A. Internet infrastructure software providers, such as BEA Systems and Check Point, were among the few bright spots, as businesses continued to view this area as a priority in their budgets. Similarly, our data storage holdings also helped, thanks in large part to EMC, as did various optical networking plays, such as Ciena. Scaling back on NASDAQ heavyweights Cisco and Intel further bolstered performance relative to the index. On the down side, there were pockets of weakness throughout the tech sector, reflective of the broad-based decline in the NASDAQ. Declining demand for personal computers weighed on Dell and Micron Technology, while Sprint and Nokia suffered on the wireless front. Networking stocks, such as Redback, also hurt. The fund no longer held Micron or Sprint at the close of the period.

Q. What's your outlook?

A. I'm much less sanguine about a recovery in 2001. I now feel the flare-up of optimism in January stemming from two half-point interest-rate cuts was nothing more than a head fake, which could quickly lead us back to the precarious state we were in at the end of 2000. Many investors are behaving as though stocks are cheap enough to buy - that they can't go any lower. One of the hardest things to do as an investor is determining the bottom of stock prices when company fundamentals continue to deteriorate. Since I expect negative earnings revisions to continue within technology for the foreseeable future, it's unrealistic for me to think that companies could meet their numbers later in the year, especially the third quarter when we typically see some seasonal weakness. My feeling is that we're in for more of a U-shaped recovery - with a longer period of sluggishness - than a V-shaped one, and that calls for maintaining a defensive positioning. Barring a sustained market rally, I don't anticipate raising the fund's tech exposure significantly until we get a better sense of what earnings will be over the coming months.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by normally investing in securities principally traded on the over-the-counter market

Fund number: 093

Trading symbol: FOCPX

Start date: December 31, 1984

Size: as of January 31, 2001, more than $11.1 billion

Manager: Jason Weiner, since 2000; manager, Contrafund II, 1998-2000; Fidelity Export and Multinational Fund, 1997-
1998; several Fidelity Select Portfolios, 1994-1997; joined Fidelity in 1991

3

Jason Weiner discusses the factors influencing the NASDAQ's decline during the period:

"It was sort of a ´perfect storm,' in that a whole series of events came together to induce a steep decline in the NASDAQ during the period. Following a strong rally in August, the technology-laden index plummeted more than 41% during the remaining five months of the period. It's important to offer some perspective on just how bad a year 2000 was as a whole for the NASDAQ. The index had its worst calendar year since its inception in 1971 and the third-worst performance of a major domestic index since the Depression years in the early 1930s. The key factors in its decline included extreme valuations, the demise of many dot-coms, economic deterioration, horrible performance from the telecommunications sector and the bursting of the speculative bubble. Slowing economic growth put the squeeze on corporate earnings and a damper on stock prices, particularly those of tech firms. Funding also dried up in the capital markets, which further muted growth and market returns. The fate of many tech stocks relied on the prospects for the telecommunications industry. Concerns about overcapacity in newly built telecommunications networks and weak results reported by service providers caused an incredible backup within the whole telecom equipment space, which proved most damaging for semiconductor and wireless component manufacturers."

Semiannual Report

Investment Changes

Top Ten Stocks as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	10.8	5.7
Cisco Systems, Inc.	4.1	12.6
Oracle Corp.	3.5	0.7
Schlumberger Ltd. (NY Shares)	2.9	0.0
CIENA Corp.	2.6	1.5
BEA Systems, Inc.	2.3	2.8
Check Point Software Technologies Ltd.	2.3	0.8
EMC Corp.	2.3	2.2
Nokia AB sponsored ADR	2.0	0.1
Sun Microsystems, Inc.	1.9	4.4
	34.7
Top Five Market Sectors as of January 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	56.6	80.2
Health	13.2	2.7
Energy	7.0	0.0
Finance	4.3	0.0
Utilities	3.5	11.7
Asset Allocation (% of fund's net assets)
As of January 31, 2001 *		As of July 31, 2000 **
	Stocks 92.2%		Stocks 98.7%
	Convertible Securities 0.1%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 7.7%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	9.2%	** Foreign investments	7.2%

Semiannual Report

Investments January 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - 0.3%
Chemicals & Plastics - 0.3%
Praxair, Inc.	892,000	$ 39,542
CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
Pinnacle Holdings, Inc. (a)	996,400	12,206
ENERGY - 7.0%
Energy Services - 6.7%
Baker Hughes, Inc.	3,150,000	130,253
BJ Services Co. (a)	400,000	31,312
ENSCO International, Inc.	538,060	19,397
Global Marine, Inc. (a)	606,800	17,446
Nabors Industries, Inc. (a)	3,000,000	177,030
Noble Drilling Corp. (a)	1,131,100	51,035
Schlumberger Ltd. (NY Shares)	4,250,000	326,400
		752,873
Oil & Gas - 0.3%
Cooper Cameron Corp. (a)	552,400	35,481
TOTAL ENERGY		788,354
FINANCE - 4.3%
Banks - 1.0%
Bank One Corp.	1,250,000	49,000
Fifth Third Bancorp	350,000	20,738
Northern Trust Corp.	165,000	12,705
SouthTrust Corp.	549,300	24,375
		106,818
Credit & Other Finance - 0.6%
Concord EFS, Inc. (a)	1,450,000	63,551
Investors Financial Services Corp.	80,000	6,495
		70,046
Federal Sponsored Credit - 0.4%
Fannie Mae	600,000	44,508
Insurance - 1.3%
AdvancePCS (a)	1,424,970	55,752
CIGNA Corp.	328,200	36,479
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
First Health Group Corp. (a)	43,000	$ 1,801
UnumProvident Corp.	1,700,000	49,674
		143,706
Securities Industry - 1.0%
Goldman Sachs Group, Inc.	1,000,000	113,750
TOTAL FINANCE		478,828
HEALTH - 13.2%
Drugs & Pharmaceuticals - 8.7%
Abgenix, Inc. (a)	500,000	21,000
Amgen, Inc. (a)	2,775,000	195,117
Bristol-Myers Squibb Co.	500,000	30,945
CIMA Labs, Inc. (a)(c)	1,345,500	87,037
Eli Lilly & Co.	600,000	47,280
ICOS Corp. (a)	300,000	15,338
IDEC Pharmaceuticals Corp. (a)	2,220,000	130,564
Immunex Corp. (a)	3,671,110	112,428
King Pharmaceuticals, Inc. (a)	1,250,000	56,638
Medimmune, Inc. (a)	1,300,000	51,675
Millennium Pharmaceuticals, Inc. (a)	801,800	40,190
OSI Pharmaceuticals, Inc. (a)	499,010	31,944
QLT, Inc. (a)(c)	3,512,560	95,045
Tanox, Inc.	16,910	614
Vertex Pharmaceuticals, Inc. (a)	855,700	57,599
		973,414
Medical Equipment & Supplies - 2.3%
Biomet, Inc.	914,392	30,804
McKesson HBOC, Inc.	2,021,600	66,046
Millipore Corp.	250,000	13,875
Priority Healthcare Corp. Class B (a)	641,100	22,198
St. Jude Medical, Inc. (a)	1,300,000	79,300
Sybron Dental Specialties, Inc. (a)	120,066	2,299
Techne Corp. (a)	1,367,000	37,934
Varian Medical Systems, Inc. (a)	100,000	6,560
		259,016
Medical Facilities Management - 2.2%
Express Scripts, Inc. Class A (a)	555,000	51,511
Health Net, Inc. (a)	2,287,500	50,005
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - continued
Oxford Health Plans, Inc. (a)	1,322,002	$ 41,230
Quest Diagnostics, Inc. (a)	370,500	38,347
Trigon Healthcare, Inc. (a)	620,000	35,520
Wellpoint Health Networks, Inc. (a)	258,100	24,899
		241,512
TOTAL HEALTH		1,473,942
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Electrical Equipment - 0.0%
Avaya, Inc. (e)	1,153	15
Industrial Machinery & Equipment - 0.1%
PRI Automation, Inc. (a)	250,000	8,125
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		8,140
MEDIA & LEISURE - 0.8%
Broadcasting - 0.4%
Comcast Corp. Class A (special) (a)	1,121,100	47,997
Restaurants - 0.4%
Starbucks Corp. (a)	906,400	45,263
TOTAL MEDIA & LEISURE		93,260
NONDURABLES - 0.6%
Foods - 0.2%
Dreyer's Grand Ice Cream, Inc.	656,500	23,224
Tobacco - 0.4%
Philip Morris Companies, Inc.	1,100,000	48,400
TOTAL NONDURABLES		71,624
RETAIL & WHOLESALE - 2.0%
Apparel Stores - 0.9%
Abercrombie & Fitch Co. Class A (a)	1,840,000	54,850
American Eagle Outfitters, Inc. (a)	300,000	17,363
Gap, Inc.	1,000,000	32,600
		104,813
General Merchandise Stores - 0.7%
Dollar Tree Stores, Inc. (a)	2,590,400	78,845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Grocery Stores - 0.3%
Whole Foods Market, Inc. (a)	525,000	$ 29,859
Retail & Wholesale, Miscellaneous - 0.1%
Staples, Inc. (a)	484,100	8,018
TOTAL RETAIL & WHOLESALE		221,535
SERVICES - 2.2%
Advertising - 0.2%
Getty Images, Inc. (a)	657,500	19,191
Educational Services - 0.4%
Apollo Group, Inc. Class A (a)	750,000	41,016
Services - 1.6%
Caremark Rx, Inc. (a)	2,192,600	27,627
Cintas Corp.	1,100,000	51,356
Dun & Bradstreet Corp. (a)	378,450	9,499
Moody's Corp.	1,937,300	54,244
True North Communications	1,050,000	42,872
		185,598
TOTAL SERVICES		245,805
TECHNOLOGY - 56.5%
Communications Equipment - 10.4%
3Com Corp.	1,000,000	10,750
CIENA Corp. (a)	3,294,300	296,693
Cisco Systems, Inc. (a)	12,373,090	463,218
Comverse Technology, Inc. (a)	1,244,980	141,072
Efficient Networks, Inc. (a)	679,700	10,918
Lucent Technologies, Inc. (e)	13,847	193
Nokia AB sponsored ADR	6,362,400	218,548
Telefonaktiebolaget LM Ericsson AB sponsored ADR	2,000,000	23,750
		1,165,142
Computer Services & Software - 32.9%
Affymetrix, Inc. (a)	1,770,600	117,966
BEA Systems, Inc. (a)	3,946,150	260,199
BMC Software, Inc. (a)	2,412,200	70,105
Cadence Design Systems, Inc. (a)	2,570,400	75,801
Ceridian Corp. (a)	31,200	576
Check Point Software Technologies Ltd. (a)	1,702,500	259,631
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
Citrix Systems, Inc. (a)	400,000	$ 14,350
Computer Associates International, Inc.	3,986,100	143,539
Computer Sciences Corp. (a)	1,579,400	102,029
Electronic Data Systems Corp.	800,000	44,520
IMS Health, Inc.	1,975,000	49,810
Intertrust Technologies Corp. (a)	300,000	1,406
Legato Systems, Inc. (a)	750,000	13,781
Mentor Graphics Corp. (a)	1,150,000	32,488
Micromuse, Inc. (a)	1,012,800	81,847
Microsoft Corp. (a)	19,881,600	1,214,018
National Instrument Corp. (a)	749,300	36,903
NetIQ Corp. (a)	820,400	64,401
Niku Corp.	1,922,000	20,662
Numerical Technologies, Inc.	1,098,200	28,141
Openwave Systems, Inc. (a)	1,017,381	70,454
Oracle Corp. (a)	13,593,900	395,922
Precise Software Solutions Ltd. (c)	1,334,500	38,867
Rational Software Corp. (a)	3,065,800	159,230
Redback Networks, Inc. (a)	1,953,600	93,529
Sabre Holdings Corp. Class A	888,600	38,645
Siebel Systems, Inc. (a)	400,000	26,525
Sonus Networks, Inc.	200,000	9,175
Synopsys, Inc. (a)	627,500	32,630
The BISYS Group, Inc. (a)	182,600	8,263
VeriSign, Inc. (a)	405,600	29,812
VERITAS Software Corp. (a)	700,000	66,413
Vignette Corp. (a)	9,230,100	76,725
webMethods, Inc.	12,500	1,073
		3,679,436
Computers & Office Equipment - 6.7%
Adaptec, Inc. (a)	475,000	6,947
Brocade Communications Systems, Inc. (a)	1,550,000	139,984
CDW Computer Centers, Inc. (a)	824,100	32,552
Dell Computer Corp. (a)	500,000	13,063
EMC Corp.	3,364,000	255,630
Emulex Corp. (a)	600,000	55,800
Juniper Networks, Inc. (a)	315,600	33,434
Sun Microsystems, Inc. (a)	6,958,000	212,654
		750,064
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - 2.3%
Aclara Biosciences, Inc.	862,000	$ 13,684
Applied Materials, Inc. (a)	800,000	40,250
ASM Lithography Holding NV (a)	650,000	18,525
KLA-Tencor Corp. (a)	450,000	20,644
LAM Research Corp. (a)	2,412,300	63,775
LTX Corp. (a)	765,500	13,923
Novellus Systems, Inc. (a)	350,000	16,931
Teradyne, Inc. (a)	1,660,900	72,781
		260,513
Electronics - 4.2%
Altera Corp. (a)	1,000,000	30,250
Analog Devices, Inc. (a)	750,000	46,950
Applied Micro Circuits Corp. (a)	875,000	64,313
Centillium Communications, Inc.	250,000	12,141
Flextronics International Ltd. (a)	1,000,000	38,125
Intel Corp.	1,540,800	57,010
Intersil Holding Corp. Class A	2,660,100	78,805
JDS Uniphase Corp. (a)	250,000	13,703
Lattice Semiconductor Corp. (a)	600,000	15,563
MIPS Technologies, Inc. Class B (a)	24,800	800
PMC-Sierra, Inc. (a)	500,000	37,781
RF Micro Devices, Inc. (a)	1,476,500	31,929
Texas Instruments, Inc.	1,000,000	43,800
		471,170
TOTAL TECHNOLOGY		6,326,325
TRANSPORTATION - 1.6%
Air Transportation - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	38,900	2,234
Trucking & Freight - 1.6%
C.H. Robinson Worldwide, Inc.	1,435,100	42,963
Expeditors International of Washington, Inc.	2,224,860	129,737
		172,700
TOTAL TRANSPORTATION		174,934
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 3.5%
Cellular - 1.3%
Crown Castle International Corp. (a)	186,200	$ 5,202
QUALCOMM, Inc. (a)	1,568,700	131,869
SBA Communications Corp. Class A (a)	65,000	2,945
		140,016
Telephone Services - 2.2%
AT&T Corp.	3,800,000	91,162
TeraBeam Networks (e)	44,800	168
Time Warner Telecom, Inc. Class A (a)	150,000	11,409
WorldCom, Inc. (a)	6,850,000	147,703
		250,442
TOTAL UTILITIES		390,458
TOTAL COMMON STOCKS (Cost $9,729,366)		10,324,953
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)
TECHNOLOGY - 0.1%
Computer Services & Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (d) (Cost $3,595)	-	$ 3,595	4,314
Cash Equivalents - 10.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.14% (b)	1,074,433,228	$ 1,074,433
Fidelity Securities Lending Cash Central Fund, 6.11% (b)	79,276,200	79,276
TOTAL CASH EQUIVALENTS (Cost $1,153,709)		1,153,709
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $10,886,670)		11,482,976
NET OTHER ASSETS - (2.6)%		(285,852)
NET ASSETS - 100%		$ 11,197,124
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,314,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avaya, Inc.	10/2/00	$ 9
Lucent Technologies, Inc.	7/10/00	$ 103
TeraBeam Networks	4/7/00	$ 168
Income Tax Information

At January 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $11,177,966,000.
Net unrealized appreciation aggregated $305,010,000, of which $1,449,685,000 related to appreciated investment securities and $1,144,675,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $10,886,670) - See accompanying schedule		$ 11,482,976
Receivable for investments sold		280,990
Receivable for fund shares sold		30,667
Dividends receivable		922
Interest receivable		5,517
Other receivables		522
Total assets		11,801,594
Liabilities
Payable for investments purchased	$ 463,204
Payable for fund shares redeemed	53,512
Accrued management fee	6,236
Other payables and accrued expenses	2,242
Collateral on securities loaned, at value	79,276
Total liabilities		604,470
Net Assets		$ 11,197,124
Net Assets consist of:
Paid in capital		$ 13,284,381
Accumulated net investment (loss)		(22,970)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,660,605)
Net unrealized appreciation (depreciation) on investments		596,318
Net Assets, for 268,523 shares outstanding		$ 11,197,124
Net Asset Value, offering price and redemption price per share ($11,197,124 ÷ 268,523 shares)		$41.70

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)
Investment Income Dividends		$ 3,908
Interest		32,985
Security lending		979
Total income		37,872
Expenses
Management fee Basic fee	$ 42,031
Performance adjustment	4,911
Transfer agent fees	13,207
Accounting and security lending fees	517
Non-interested trustees' compensation	21
Custodian fees and expenses	158
Registration fees	1,451
Audit	33
Legal	19
Interest	4
Miscellaneous	229
Total expenses before reductions	62,581
Expense reductions	(1,739)	60,842
Net investment income (loss)		(22,970)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $4,825 on sales of investments in affiliated issuers)	(2,317,847)
Foreign currency transactions	(180)	(2,318,027)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,866,979)
Assets and liabilities in foreign currencies	17	(1,866,962)
Net gain (loss)		(4,184,989)
Net increase (decrease) in net assets resulting from operations		$ (4,207,959)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended January 31, 2001 (Unaudited)	Year ended July 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (22,970)	$ (49,633)
Net realized gain (loss)	(2,318,027)	3,422,203
Change in net unrealized appreciation (depreciation)	(1,866,962)	392,453
Net increase (decrease) in net assets resulting from operations	(4,207,959)	3,765,023
Distribution to shareholders From net realized gain	(2,358,096)	(818,316)
In excess of net realized gain	(342,579)	-
Total distributions	(2,700,675)	(818,316)
Share transactions Net proceeds from sales of shares	4,714,309	10,986,285
Reinvestment of distributions	2,651,868	802,457
Cost of shares redeemed	(3,808,229)	(7,485,238)
Net increase (decrease) in net assets resulting from share transactions	3,557,948	4,303,504
Total increase (decrease) in net assets	(3,350,686)	7,250,211
Net Assets
Beginning of period	14,547,810	7,297,599
End of period (including accumulated net investment loss of $22,970 and $0, respectively)	$ 11,197,124	$ 14,547,810
Other Information Shares
Sold	88,299	166,058
Issued in reinvestment of distributions	43,957	15,285
Redeemed	(72,091)	(114,598)
Net increase (decrease)	60,165	66,745

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended January 31, 2001	Years ended July 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 69.82	$ 51.53	$ 40.03	$ 38.46	$ 31.20	$ 31.09
Income from Invest- ment Operations
Net investment income (loss)	(.09) D	(.27) D	(.07) D	(.12) D	(.05) D	.13
Net realized and unrealized gain (loss)	(15.37)	24.07	13.95	4.21	11.71	1.80
Total from investment operations	(15.46)	23.80	13.88	4.09	11.66	1.93
Less Distributions
From net investment income	-	-	-	-	(.08)	(.02)
From net realized gain	(11.05)	(5.51)	(2.38)	(2.52)	(4.32)	(1.80)
In excess of net realized gain	(1.61)	-	-	-	-	-
Total distributions	(12.66)	(5.51)	(2.38)	(2.52)	(4.40)	(1.82)
Net asset value, end of period	$ 41.70	$ 69.82	$ 51.53	$ 40.03	$ 38.46	$ 31.20
Total Return B, C	(27.62)%	50.05%	38.54%	11.87%	41.43%	6.43%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 11,197	$ 14,548	$ 7,298	$ 4,493	$ 4,023	$ 2,635
Ratio of expenses to average net assets	.92% A	.76%	.75%	.76%	.85%	.83%
Ratio of expenses to average net assets after expense reductions	.90% A, E	.75% E	.74% E	.75% E	.84% E	.82% E
Ratio of net invest- ment income (loss) to average net assets	(.34)% A	(.43)%	(.16)%	(.32)%	(.15)%	.42%
Portfolio turnover rate	237% A	196%	117%	125%	147%	133%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $376,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,133,603,000 and $14,973,684,000, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .69% of average net assets after the performance adjustment.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $599,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $19,443,000. The weighted average interest rate was 6.6%. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $72,466,000. The fund received cash collateral of $79,276,000 which was invested in cash equivalents.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,166,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $571,000, respectively, under these arrangements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
CIMA Labs, Inc.	$ 36,052	$ -	$ -	$ 87,037
Phone.com, Inc.	7,975	37,345	-	-
Precise Software Solutions Ltd.	-	-	-	38,867
QLT, Inc.	4,241	-	-	95,045
TOTALS	$ 48,268	$ 37,345	$ -	$ 220,949

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Jason Weiner, Vice President

Abigail P. Johnson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® I I

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-SANN-0301 127787
1.700332.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com